Filed with the Securities and Exchange Commission on December 8, 2025

Securities Act of 1933 File No. 333-180308

Investment Company Act of 1940 File No. 811-22680

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 271

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 273

(Check appropriate box or boxes)

ULTIMUS MANAGERS TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (513) 587-3400

Karen Jacoppo-Wood

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Nicole M. Crum

Sullivan & Worcester LLP

1666 K Street, NW, Suite 700

Washington, DC 20006

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date) pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

December 8, 2025

Westwood Enhanced Income Opportunity ETF

Ticker Symbol: YLDW

Westwood Enhanced Multi-Asset Income ETF

Ticker Symbol: YLDM

Westwood Enhanced Alternative Income ETF

Ticker Symbol: YLDX

Each listed and traded on NYSE Arca, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Table of Contents

WESTWOOD ENHANCED INCOME OPPORTUNITY ETF	1
Investment Objectives	1
Fees and Expenses of the Fund	1
Principal Investment Strategies	2
Principal Investment Risks	4
Performance	10
Investment Advisor/Portfolio Managers	10
Purchase and Sale of Shares	11
Tax Information	11
Financial Intermediary Compensation	11
WESTWOOD ENHANCED MULTI-ASSET INCOME ETF	12
Investment Objectives	12
Fees and Expenses of the Fund	12
Principal Investment Strategies	13
Principal Investment Risks	15
Performance	21
Investment Advisor/Portfolio Managers	22
Purchase and Sale of Shares	22
Tax Information	22
Financial Intermediary Compensation	22
WESTWOOD ENHANCED ALTERNATIVE INCOME ETF	23
Investment Objectives	23
Fees and Expenses of the Fund	23
Principal Investment Strategies	24
Principal Investment Risks	25
Performance	32
Investment Advisor/Portfolio Managers	32
Purchase and Sale of Shares	32
Tax Information	33
Financial Intermediary Compensation	33
Investment Restrictions	34
Additional Investment Strategies and Risks	34
Portfolio Holdings Information	51
Management of the Funds	51
Board of Trustees Oversight	51
Investment Advisor	51
Trading Sub-Adviser	51
Manager-of-Managers Arrangement	52
Management Fees	52
Portfolio Managers	53
Other Information about the Investment Advisor THE TRADING SUB-ADVISER and Portfolio Managers	55
How To Buy And Sell Shares	55
Determination of Net Asset Value	57
Premium/Discount Information	58
Distribution	58
Dividends, Distributions and Taxes	58
Financial Highlights	62
Disclaimers	63

i

WESTWOOD ENHANCED INCOME OPPORTUNITY ETF

Investment Objectives

The primary investment objective of the Westwood Enhanced Income Opportunity ETF (the “Fund”) is to provide current income.

A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)	The Fund’s adviser will pay all expenses incurred by the Fund (except for management fees) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.

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Principal Investment Strategies

Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. By utilizing primarily income-producing securities from diverse asset classes, the Fund also seeks to maintain a lower volatility profile than traditional equity-only products. The Fund aims to invest in securities of companies with a strong and improving cash flow sufficient to support a sustainable or rising income stream for investors. In selecting securities for the Fund, the Adviser chooses among a diversified group of primarily income-producing asset classes. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Fixed income securities may include bonds and other debt securities, and money market instruments. Other types of income-producing securities may include interests in master limited partnerships (“MLPs”), securities of real estate investment trusts (“REITs”) and shares of exchange-traded funds (“ETFs”). The Fund may invest in ETFs in lieu of individual securities when the Fund is fully invested or when direct investment is constrained by limited liquidity or accessibility. The Fund generally invests in securities of domestic companies but may also invest in securities of foreign companies and American Depositary Receipts (“ADRs”). In the event the Fund invests in foreign securities and ADRs, the Adviser expects that the Fund’s investments in such securities would normally represent less than 40% of the Fund’s assets.

The Fund is permitted to invest in companies of any capitalization range. The Fund’s fixed income investments include both investment grade securities (i.e., those rated in one of the three highest rating categories by a rating agency), and securities rated below investment grade (high yield or “junk” bonds) and unrated securities.

In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund seeks to provide a higher level of current income than that offered by traditional fixed income products such as U.S. government bonds and money market securities. The Adviser’s investment process incorporates relative value analysis among capital instruments, as well as among asset classes, to determine where downside potential can be limited to achieve the goal of generating an attractive level of current income along with capital appreciation. Key metrics for evaluating the risk/return profile of an investment may include strong free cash flow, an improving return on equity, a strengthening balance sheet and, in the case of common equities, positive earnings surprises without a corresponding change in the stock price. The Adviser has disciplines in place that serve as sell signals, such as a security reaching a predetermined price target, a change to a company’s fundamentals that makes the risk/return profile unattractive, or a need to improve the overall risk/return profile of the Fund.

The Fund invests across various asset classes, sectors and securities, and, from time to time, will engage in frequent and active trading.

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The Fund will engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains and distributable cash flow to investors. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). The Fund may also write call options for the purpose of generating additional income and realized gains or reducing the Fund’s ownership in certain securities. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (the “strike price”) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. Under normal market conditions, the Fund expects that it will sell call options in an amount that is 80% or more of the value of the equity investments in the Fund’s portfolio.

The Fund, as the writer of a call option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund’s covered call writing strategy is expected to perform differently across various market environments (i.e., in rising markets, flat or range-bound markets, and declining markets). The price of a security underlying a written call option may increase in a rising market. If the price of an underlying security held by the Fund rises above the call option’s strike price, the option may be exercised and the Fund may be required to sell (“have called away”) the underlying security at the strike price. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In these instances, the Fund forgoes any appreciation in the stock price of the underlying security to the extent that stock price exceeds the strike price. While the premium received offsets some of the foregone appreciation, in strongly rising equity markets, the Fund’s equity sleeve will typically underperform a similar investment sleeve that is not subject to written call options. In flat or range-bound markets with limited direction, covered call premiums can provide a meaningful portion of the Fund’s total return. All else being equal, in flat or range-bound markets, the Fund is generally expected to outperform a similar investment portfolio that does not sell written call options, as premium income enhances returns without requiring the underlying stock prices to appreciate. In declining markets, the premium received from selling call options should provide a partial buffer against declines in the underlying equity securities. However, the strategy does not eliminate downside risk, and the Fund will experience losses if the underlying securities fall in value.

The term “Enhanced” in the Fund’s name refers to the income generated from the Fund’s investment in income producing securities, dividend-paying and/or interest-bearing securities, amplified by the income generated from the Fund’s covered call strategy.

The investment process of the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”) is designed to generate returns by investing in dividend-paying and/or interest-bearing securities. Returns are typically driven by the distribution yield, covered call premiums generated, growth in the underlying investments’ cash distributions and potential stock price appreciation, if any. The Adviser maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Adviser employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

3

Principal Investment Risks

As with any mutual fund or ETF, there is no guarantee that the Fund will achieve its investment objectives. You could lose money by investing in the Fund. Many factors influence a fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Large-Capitalization Company Risk - The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Real Estate Securities and REIT Risk - A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

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ETF Risk - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

MLP Risk - MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Sector Risk - The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

Convertible Securities Risk - The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

High Yield Bond Risk - High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk - Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

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Money Market Instruments Risk - The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Corporate Bond Risk - Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

U.S. Government Securities Risk - The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Foreign Securities Risk - Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign Currency Risk - As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Emerging Markets Securities Risk - The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

6

Geographic Focus Risk - To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk - Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Mortgage-Backed Securities Risk - Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Warrants Risk - Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

Liquidity Risk - Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Derivatives Risk - The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Market Risk - The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

7

Frequent Trading Risk - The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions.

Covered Call Strategy Risk: When the Fund writes call options on securities in its portfolio, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall transaction.

ETF Risks: Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

●	Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation and redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

●	Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.

●	Costs of Buying or Selling Fund Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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●	Fluctuation of Net Asset Value Risk: While the Fund’s shares are listed on the Exchange and are bought and sold on the secondary market at market price, NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Advisor cannot predict whether the Fund’s Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Marketing Trading Risk: The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. The NAV of shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether its Shares will trade below, at or above their NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Fund Shares trading at a premium or discount to the Fund’s NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation-redemption feature is designed to make it more likely that the Fund’s shares normally will trade on the Exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

Absence of Prior Active Market. While the Fund’s shares are listed on an exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in shares.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

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The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the “over-the-counter” (“OTC”) market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Management Risk: Unlike many ETFs that have a passive investment strategy, the Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Options Risk: Options give the holder of the option the right to buy (or to sell) a position in an underlying asset, at a set price and time. Options trading is a highly specialized activity that involves unique investment techniques and risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Options are subject to correlation risk because there may be an imperfect correlation between the options and the underlying asset that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and such assets. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance

Performance information will be available after the Fund completes a full calendar year of operations. Updated performance information, current through the most recent month end, will be available by calling 1-800-994-0755 or by visiting www.westwoodetfs.com.

Investment Advisor/Portfolio Managers

Westwood Management Corp. serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly and primarily by the team. The members of the Fund’s team are Adrian Helfert – Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, Scott Barnard, CFA®, Senior Vice President and Fixed Income Portfolio Manager, and Ben Chittenden, CFA®, Senior Vice President and Portfolio Manager. Mr. Helfert, Mr. Barnard and Mr. Chittenden have managed the Fund since its inception in December, 2025.

Vident Asset Management (“Vident” or the “Sub-Adviser”) is the trading sub-adviser to the Fund. Yin Bhuyan, Senior Portfolio Manager, Jeff Kernagis, CFA®, Senior Portfolio Manager, and Austin Wen, CFA®, Senior Portfolio Manager have been portfolio managers of the Fund since its inception in December, 2025.

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Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount and bid-ask spreads can be found on the Fund’s website at www.westwoodetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements will not result in increased Fund expenses, ask your salesperson or visit the Intermediary’s website for more information.

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WESTWOOD ENHANCED MULTI-ASSET INCOME ETF

Investment Objectives

The primary investment objective of the Westwood Enhanced Multi-Asset Income ETF (the “Fund”) is to provide current income.

A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.79%

(1)	The Fund’s adviser will pay all expenses incurred by the Fund (except for management fees) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$81	$252

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.

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Principal Investment Strategies

The Fund has flexibility to achieve its investment objective and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Fund considers to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. There is no limit on the number of countries in which the Fund may invest, and the Fund may focus its investments in a single country or a small group of countries. As attractive investments across asset classes and strategies arise, the Adviser attempts to capture these opportunities and has latitude to allocate the Fund’s assets among asset classes. The Adviser buys and sells securities and investments for the Fund based on the Adviser’s view of issuer fundamentals, global economics, sectors and overall portfolio construction, taking into account risk/return analyses and relative value considerations.

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of U.S. issuers. U.S. issuers include the U.S. government and its agencies and instrumentalities. In addition, a company is considered by the Fund to be a U.S. issuer if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized or maintains its principal place of business in the U.S.; or (iv) the company’s securities are traded principally in the U.S.

The Fund seeks to achieve a neutral allocation of 80% of its total assets in debt securities and 20% of its total assets in equity securities. The Adviser’s bottom up investment process and top-down macroeconomic views will drive tactical allocation decisions by overweighting/underweighting stocks and bonds to outperform the benchmark.

The Fund may invest up to 100% of its total assets in debt securities, including corporate bonds, mortgage-backed, mortgage-related and asset-backed securities (including collateralized mortgage obligations), inflation-linked securities (including Treasury Inflation Protected Securities (“TIPS”)), bank loan assignments and participations (“Loans”). The Fund may invest up to 35% of its total assets in Loans. The Fund may invest in debt securities with any maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund currently expects to invest no more than 70% of its total assets in junk bonds.

The Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. The Fund would generally enter into TBA transactions with the intention of taking possession of the underlying mortgage-backed securities. However, in an effort to obtain underlying mortgage securities on more preferable terms or to enhance returns, the Fund may extend the settlement by entering into dollar roll transactions in which the Fund sells mortgage-backed securities and simultaneously agrees to purchase substantially similar securities on a future date.

The Fund may invest in equity securities, including common stocks, American Depositary Receipts (“ADRs”) and real estate investment trusts (“REITs”). The Fund may invest up to 25% of its total assets in REITs. In addition to investments in equity securities, the Fund may also invest up to 50% of its total assets in preferred stocks and convertible securities that have characteristics of both equity and debt securities. The Fund may invest in equity securities, preferred stocks and convertible securities of companies of any market capitalization. The Fund may invest in exchange-traded funds (“ETFs”) in lieu of individual securities when the Fund is fully invested or when direct investment is constrained by limited liquidity or accessibility.

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In addition to direct investments in securities, derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, foreign currency transactions, options and swaps to help manage duration, sector and yield curve exposure and credit and spread volatility. The Fund may also use such derivatives to manage equity, country, regional and currency exposure, to increase income or gain to the Fund, for hedging and for risk management. The Fund may hedge its non-dollar investments back to the U.S. dollar through the use of foreign currency derivatives, including forward foreign currency contracts and currency futures, but may not always do so. In addition to hedging non-dollar investments, the Fund may use such derivatives to increase income and gain to the Fund and/or as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies.

The Fund will engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains and distributable cash flow to investors. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). Each equity security will likely have a corresponding call option written on it. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (the “strike price”) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. Under normal market conditions, the Fund expects that it will sell call options in an amount that is 80% or more of the value of the equity investments in the Fund’s portfolio.

The Fund, as the writer of a call option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund’s covered call writing strategy is expected to perform differently across various market environments (i.e., in rising markets, flat or range-bound markets, and declining markets). The price of a security underlying a written call option may increase in a rising market. If the price of an underlying security held by the Fund rises above the call option’s strike price, the option may be exercised and the Fund may be required to sell (“have called away”) the underlying security at the strike price. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In these instances, the Fund forgoes any appreciation in the stock price of the underlying security to the extent that stock price exceeds the strike price. While the premium received offsets some of the foregone appreciation, in strongly rising equity markets, the Fund’s equity sleeve will typically underperform a similar investment sleeve that is not subject to written call options. In flat or range-bound markets with limited direction, covered call premiums can provide a meaningful portion of the Fund’s total return. All else being equal, in flat or range-bound markets, the Fund is generally expected to outperform a similar investment portfolio that does not sell written call options, as premium income enhances returns without requiring the underlying stock prices to appreciate. In declining markets, the premium received from selling call options should provide a partial buffer against declines in the underlying equity securities. However, the strategy does not eliminate downside risk, and the Fund will experience losses if the underlying securities fall in value.

The term “Enhanced” in the Fund’s name refers to the income generated from the Fund’s investment in income producing securities, dividend-paying and/or interest-bearing securities, amplified by the income generated from the Fund’s covered call strategy.

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The investment process of the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”) is designed to generate returns by investing in dividend-paying and/or interest-bearing securities. Returns are typically driven by the distribution yield, covered call premiums generated, growth in the underlying investments’ cash distributions and potential stock price appreciation, if any. The Adviser maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Adviser employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

As a result of the Fund’s investment strategy, the Fund may engage in frequent and active trading.

Principal Investment Risks

As with any mutual fund or ETF, there is no guarantee that the Fund will achieve its investment objectives. You could lose money by investing in the Fund. Many factors influence a fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

High Yield Bond Risk - High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk - Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Corporate Bond Risk - Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Convertible Securities Risk - The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

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Real Estate Securities and REIT Risk - A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this Prospectus.

Preferred Stock Risk - Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Large-Capitalization Company Risk - The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Micro-Capitalization Company Risk - Micro-capitalization companies may be less financially secure than large-, mid- and small- capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small- capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Foreign Securities Risk - Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

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Emerging Markets Securities Risk - The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Sector Risk - The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors.

Asset-Backed Securities Risk - Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Mortgage-Backed Securities Risk - Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

U.S. Government Securities Risk - The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Inflation-Linked Securities Risk - The value of inflation-linked securities is expected to change in response to changes in real interest rates (the market rate of interest less the anticipated rate of inflation). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. In general, the price of an inflation-linked security tends to decline when real interest rates increase. Unlike conventional bonds, the principal and interest payments of inflation-protected securities such as TIPS are adjusted periodically to a specified rate of inflation (e.g. the Consumer Price Index (the “CPI”)). There can be no assurance that the inflation index used will accurately measure the actual rate of inflation. These securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Foreign Currency Risk - As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

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Geographic Focus Risk - To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Liquidity Risk - Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Derivatives Risk - The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Collateralized Mortgage Obligations Risk - Collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.

TBA/Dollar Roll Risk - Although the securities that are delivered in TBA transactions must meet certain standards, there is a risk that the actual securities received by the Fund may be less favorable than what was anticipated when entering into the transaction. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. Also, the Fund’s portfolio turnover rate and transaction costs are increased when the Fund enters into dollar roll transactions.

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Bank Loans Risk - Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Market Risk - The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Frequent Trading Risk - The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income and in increased brokerage and other transaction costs.

Covered Call Strategy Risk: When the Fund writes call options on securities in its portfolio, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall transaction.

ETF Risks: Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

●	Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation and redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

●	Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.

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●	Costs of Buying or Selling Fund Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of Net Asset Value Risk: While the Fund’s shares are listed on the Exchange and are bought and sold on the secondary market at market price, NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Advisor cannot predict whether the Fund’s Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Marketing Trading Risk: The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. The NAV of shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether its Shares will trade below, at or above their NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Fund Shares trading at a premium or discount to the Fund’s NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation-redemption feature is designed to make it more likely that the Fund’s shares normally will trade on the Exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

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Absence of Prior Active Market. While the Fund’s shares are listed on an exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in shares.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the “over-the-counter” (“OTC”) market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Management Risk: Unlike many ETFs that have a passive investment strategy, the Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Options Risk: Options give the holder of the option the right to buy (or to sell) a position in an underlying asset, at a set price and time. Options trading is a highly specialized activity that involves unique investment techniques and risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Options are subject to correlation risk because there may be an imperfect correlation between the options and the underlying asset that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and such assets. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance

Performance information will be available after the Fund completes a full calendar year of operations. Updated performance information, current through the most recent month end, will be available by calling 1-800-994-0755 or by visiting www.westwoodetfs.com.

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Investment Advisor/Portfolio Managers

Westwood Management Corp. serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly and primarily by the team. The members of the Fund’s team are Adrian Helfert – Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, Scott Barnard, CFA®, Senior Vice President and Fixed Income Portfolio Manager and Hussein Adatia, Senior Vice President and Portfolio Manager. Mr. Helfert, Mr. Barnard and Mr. Adatia have managed the Fund since its inception in December, 2025.

Vident Asset Management (“Vident” or the “Sub-Adviser”) is the trading sub-adviser to the Fund. Yin Bhuyan, Senior Portfolio Manager, Jeff Kernagis, CFA®, Senior Portfolio Manager, and Austin Wen, CFA®, Senior Portfolio Manager have been portfolio managers of the Fund since its inception in December, 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount and bid-ask spreads can be found on the Fund’s website at www.westwoodetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements will not result in increased Fund expenses, ask your salesperson or visit the Intermediary’s website for more information.

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WESTWOOD ENHANCED ALTERNATIVE INCOME ETF

Investment Objectives

The primary investment objective of the Westwood Enhanced Alternative Income ETF (the “Fund”) is to provide current income.

A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.99%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)	The Fund’s adviser will pay all expenses incurred by the Fund (except for management fees) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$101	$315

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or turns over its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this Prospectus, portfolio turnover information is not yet available.

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Principal Investment Strategies

In seeking to achieve its goals, the Fund invests primarily in income producing convertible securities. Convertible securities include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Once a convertible security converts to common stock, the Fund would be an equity owner of the particular company as a common stockholder. The Fund may also invest in equity securities and non-convertible fixed income securities, and may invest in securities of any market capitalization, maturity, duration or credit quality, including securities rated below investment grade or, if unrated, deemed by the Adviser to be of comparable quality (“junk bonds”). The Fund may invest in foreign companies in both developed and emerging markets. The Fund may invest in exchange-traded funds (“ETFs”) in lieu of individual securities when the Fund is fully invested or when direct investment is constrained by limited liquidity or accessibility.

The Fund may seek to exploit certain arbitrage opportunities by, for example, selling common stocks or bonds short against positions in which the Fund has invested in convertible securities, or establishing short positions in convertible securities with long positions in the corresponding common stock or bond. When the Fund sells a security short, it is selling a security it does not own. The Fund may invest in derivative instruments, such as futures contracts, forward contracts, options and swaps (including credit default swaps) to seek to hedge risks such as issuer, equity market, credit, interest rate and foreign currency risks, or enhance the returns of the Fund. The Fund may also seek to generate income from option premiums by writing (selling) call and put options on individual securities, broad-based securities indexes or exchange-traded funds (“ETFs”). The Adviser seeks to identify undervalued convertible securities by utilizing quantitative tools and fundamental research to assess a security’s income characteristics, liquidity, credit quality, volatility and equity value. The Adviser seeks to invest in companies with strong business models, quality management, and favorable financial conditions. The Adviser will consider selling a convertible security when it believes that the security is no longer undervalued, or there are unfavorable changes in the fundamentals of the underlying company or the structure of the convertible security. The Fund may buy and sell securities frequently, which could result in a high portfolio turnover rate.

When the Adviser believes that market conditions are unfavorable for profitable investing, or is otherwise unable to locate attractive investment opportunities, it may increase the Fund’s investments in cash or money market instruments to protect the Fund’s assets and maintain liquidity. When the Fund’s investments in cash or money market instruments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in equity and fixed income securities.

The Fund invests across various asset classes, sectors and securities, and, from time to time, will engage in frequent trading.

The Fund will engage in covered call writing. The Fund currently expects to write call options for the purpose of generating realized gains and distributable cash flow to investors. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls). Each equity security will likely have a corresponding call option written on it. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (the “strike price”) at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. When the Fund writes a call option, an amount equal to the premium received by the Fund will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund as realized gains from investments on the expiration date. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. Under normal market conditions, the Fund expects that it will sell call options in an amount that is 80% or more of the value of the equity investments in the Fund’s portfolio.

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The Fund, as the writer of a call option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund’s covered call writing strategy is expected to perform differently across various market environments (i.e., in rising markets, flat or range-bound markets, and declining markets). The price of a security underlying a written call option may increase in a rising market. If the price of an underlying security held by the Fund rises above the call option’s strike price, the option may be exercised and the Fund may be required to sell (“have called away”) the underlying security at the strike price. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In these instances, the Fund forgoes any appreciation in the stock price of the underlying security to the extent that stock price exceeds the strike price. While the premium received offsets some of the foregone appreciation, in strongly rising equity markets, the Fund’s equity sleeve will typically underperform a similar investment sleeve that is not subject to written call options. In flat or range-bound markets with limited direction, covered call premiums can provide a meaningful portion of the Fund’s total return. All else being equal, in flat or range-bound markets, the Fund is generally expected to outperform a similar investment portfolio that does not sell written call options, as premium income enhances returns without requiring the underlying stock prices to appreciate. In declining markets, the premium received from selling call options should provide a partial buffer against declines in the underlying equity securities. However, the strategy does not eliminate downside risk, and the Fund will experience losses if the underlying securities fall in value.

The term “Enhanced” in the Fund’s name refers to the income generated from the Fund’s investment in income producing securities, dividend-paying and/or interest-bearing securities, amplified by the income generated from the Fund’s covered call strategy.

The investment process of the Fund’s investment adviser, Westwood Management Corp. (the “Adviser”) is designed to generate returns by investing in dividend-paying and/or interest-bearing securities. Returns are typically driven by the distribution yield, covered call premiums generated, growth in the underlying investments’ cash distributions and potential stock price appreciation, if any. The Adviser maintains proprietary business valuation models and analyzes key variables such as cash flow stability, growth profile, commodity price sensitivity, balance sheet strength, hedging profile, management strength, competitive landscape and other factors. The Adviser employs a “bottom up” research-driven stock selection process with an emphasis on the opportunity set and growth prospects for each target investment.

As a result of the Fund’s investment strategy, the Fund may engage in frequent and active trading.

Principal Investment Risks

As with any mutual fund or ETF, there is no guarantee that the Fund will achieve its investment objectives. You could lose money by investing in the Fund. Many factors influence a fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such. All securities investing and trading activities risk the loss of capital. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

Equity Securities Risk: Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

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Convertible Securities Risk - The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible. The Fund’s use of convertible securities may subject the Fund to leverage risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Corporate Bond Risk - Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Investments in corporate bonds are also subject to the same risks as fixed income securities.

High Yield Bond Risk - High yield bonds (often called “junk bonds”) are debt securities rated below investment grade. Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Fixed Income Risk - Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds.” Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity and the lower the credit quality of a fixed income security, the more likely its value will decline.

Emerging Markets Securities Risk - The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Securities Risk - Investing in foreign securities poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

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Derivatives Risk - The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is described elsewhere in this section. The Fund’s use of forwards and swaps is also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Short Sales Risk - A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share price. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

Sector Risk - The Fund may, at times, be more heavily invested in certain sectors. When the Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand.

Warrants Risk - Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

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Liquidity Risk - Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Micro-Capitalization Company Risk - Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Small- and Mid-Capitalization Company Risk - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk - The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Absolute Return Strategy Risk - The Fund’s absolute return strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize an absolute return strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the absolute return strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Foreign Currency Risk - As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Preferred Stock Risk - Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Geographic Focus Risk - To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

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ETF Risk - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value (“NAV”) and the Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

U.S. Government Securities Risk - The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Money Market Instruments Risk - The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Market Risk - The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any military action, epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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Frequent Trading Risk - The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income and in increased brokerage and other transaction costs.

Covered Call Strategy Risk: When the Fund writes call options on securities in its portfolio, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall transaction.

ETF Risks: Because the Fund’s shares are traded on an exchange, they are subject to additional risks:

●	Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation and redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

●	Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.

●	Costs of Buying or Selling Fund Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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●	Fluctuation of Net Asset Value Risk: While the Fund’s shares are listed on the Exchange and are bought and sold on the secondary market at market price, NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Advisor cannot predict whether the Fund’s Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

●	Marketing Trading Risk: The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. The NAV of shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether its Shares will trade below, at or above their NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Fund Shares trading at a premium or discount to the Fund’s NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long term. While the creation-redemption feature is designed to make it more likely that the Fund’s shares normally will trade on the Exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of the Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV.

Absence of Prior Active Market. While the Fund’s shares are listed on an exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in shares.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Counterparty Risk: In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the “over-the-counter” (“OTC”) market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

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Management Risk: Unlike many ETFs that have a passive investment strategy, the Fund is actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Options Risk: Options give the holder of the option the right to buy (or to sell) a position in an underlying asset, at a set price and time. Options trading is a highly specialized activity that involves unique investment techniques and risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Options are subject to correlation risk because there may be an imperfect correlation between the options and the underlying asset that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and such assets. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Please see “Discussion of Principal and Non-Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Performance

Performance information will be available after the Fund completes a full calendar year of operations. Updated performance information, current through the most recent month end, will be available by calling 1-800-994-0755 or by visiting www.westwoodetfs.com.

Investment Advisor/Portfolio Managers

Westwood Management Corp. serves as investment advisor to the Fund. The Fund is team managed and all investment decisions are made jointly and primarily by the team. The members of the Fund’s team are Adrian Helfert – Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments and Christopher Hartman – Senior Vice President and Portfolio Manager. Mr. Helfert and Mr. Hartman have managed the Fund since its inception in December, 2025.

Vident Asset Management (“Vident” or the “Sub-Adviser”) is the trading sub-adviser to the Fund. Yin Bhuyan, Senior Portfolio Manager, Jeff Kernagis, CFA®, Senior Portfolio Manager, and Austin Wen, CFA®, Senior Portfolio Manager have been portfolio managers of the Fund since its inception in December, 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the Deposit Securities) and/or a designated amount of U.S. cash.

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Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the bid-ask spread.

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.westwoodetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Advisor or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements will not result in increased Fund expenses, ask your salesperson or visit the Intermediary’s website for more information.

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Investment Restrictions

The percentage restrictions referenced in this prospectus or the associated statement of additional Information (“SAI”) concerning borrowing must be met at all times. All other percentage restrictions referenced in this prospectus or the SAI are measured at the time of investment, whether or not the particular percentage restriction uses such language. With the exception of the restrictions on borrowing, if a percentage restriction on investment or use of assets discussed in any prospectus related to a Fund is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

Additional Investment Strategies and Risks

In addition to the principal investment strategies and risks identified above, the Funds may employ the following techniques in pursuing their investment objectives.

FLexible EXchange® (“FLEX”) Options

A Fund may also utilize standardized exchange-traded and FLEX options issued and guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are customized options contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of “over-the-counter” (“OTC”) options positions. Like traditional exchange-traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

Lending of Portfolio Securities

In order to generate additional income, a Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Changes of Investment Objectives and Investment Policies

The Board of Trustees (the “Board”) of Ultimus Managers Trust (the “Trust”) can change a Fund’s investment objectives and strategies without shareholder approval. Shareholders will receive written notice of at least 60 days prior to any change of the Fund’s investment objectives.

Temporary Defensive Positions; Cash Reserves

Under adverse market conditions or to meet anticipated redemption requests, a Fund may not follow its principal investment strategy. Under such conditions, a Fund may invest without limit in money market

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securities, U.S. Government obligations, interests in short-term investment funds, repurchase agreements, and short-term debt securities. This could have a negative effect on a Fund’s ability to achieve its investment objectives. Although the issuers of certain federal agency securities or government-sponsored entity securities in which a Fund may invest (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks (“FHLB”), and other government-sponsored entities) may be chartered or sponsored by Acts of Congress, the issuers are not funded by Congressional appropriations, and their securities are neither guaranteed nor issued by the United States Treasury.

Each Fund is authorized to invest its cash reserves (funds awaiting investment) in the specific types of securities to be acquired by a Fund or cash to provide for payment of the Fund’s expenses or to permit the Fund to meet redemption requests. The Funds also may create equity or fixed-income exposure for cash reserves through the use of options or futures contracts in accordance with their investment objectives to minimize the impact of cash balances. This will enable the Funds to hold cash while receiving a return on the cash that is similar to holding equity or fixed-income securities.

Other Investments Techniques and Risks

Each Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject a Fund to additional risks. Please review the SAI for more information about the additional types of securities in which each Fund may invest and their associated risks.

Discussion of Principal and Non-Principal Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a particular Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Fund Summary” section above and further described below. Each Fund may be subject to additional risks other than those described because the types of investment made by a Fund may change over time. For additional information regarding risks of investing in a Fund, please see the SAI.

Below are descriptions of the main factors that may play a role in shaping a Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in a Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in a Fund. Your investment may be subject to the risks described below if you invest in a Fund, based on the risks identified for a particular Fund in that Fund’s description above. For further details about a Fund’s risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the Fund’s SAI.

The Funds’ shares will go up and down in price, meaning that you could lose money by investing in the Funds. Many factors influence a fund’s performance.

As an overall matter, instability in the financial markets has led many governments, including the United States Government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objectives.

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Each Fund’s principal risks and non-principal risks are listed below. These risks could adversely affect a Fund’s net asset value and total return. Unless otherwise noted, the risk factors listed below apply to each Fund. All securities investing and trading activities risk the loss of capital. No assurance can be given that a Fund’s investment activities will be successful or that a Fund’s shareholders will not suffer losses. An investment in a Fund is not intended to constitute a complete investment program and should not be viewed as such.

Absolute Return Strategy Risk (Westwood Enhanced Alternative Income ETF only) - The Fund’s absolute return strategy may cause the Fund to underperform compared to equity or fixed income markets or other mutual funds that do not utilize an absolute return strategy. For example, in rising markets, the Fund’s short positions may significantly impact the Fund’s overall performance and cause the Fund to underperform or sustain losses. Periodic underperformance is to be expected and is a result of the Fund’s overall hedging techniques employed for the absolute return strategy. Additionally, there is a risk that the Adviser will be unable to construct a portfolio that limits the Fund’s exposure to market movements, and as a result, the Fund’s performance may reflect general market movements.

Asset-Backed Securities Risk (Westwood Enhanced Multi-Asset Income ETF; Westwood Enhanced Income Opportunity ETF (non-principal risk)) - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (Westwood Enhanced Multi-Asset Income ETF only) - Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Investments in bank loans are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. This means bank loans are subject to greater credit risks than other investments, including a greater possibility that the borrower will be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

A Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments). In connection with purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact

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on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations.

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateralized Mortgage Obligations Risk (Westwood Enhanced Multi-Asset Income ETF only) - Collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.

Convertible Securities Risk - Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible. A Fund’s use of convertible securities may subject the Fund to leverage risk, which is described below.

Corporate Bond Risk - Corporate bonds respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Investments in corporate bonds are also subject to the same risks as fixed income securities.

Counterparty Risk - In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in

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part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, the Fund may not receive payments owed under the contract, or such payments

Covered Call Strategy Risk - When the Fund writes call options on securities in its portfolio, it receives cash but limits its opportunity to profit from an increase in the market value of the underlying instrument to the exercise price (plus the premium received). The maximum potential gain on the underlying security will be equal to the difference between the exercise price and the purchase price of the underlying instrument at the time the option is written, plus the premium received. In a rising market, the option may require an underlying instrument to be sold at an exercise price that is lower than would be received if the instrument was sold at the market price. If a call expires, the Fund realizes a gain in the amount of the premium received, but because there may have been a decline (unrealized loss) in the market value of the underlying instrument during the option period, the loss realized may exceed such gain. If the underlying instrument declines by more than the option premium the Fund receives, there will be a loss on the overall transaction.

Derivatives Risk - The Fund’s use of futures contracts, forward contracts, options and swaps is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify a Fund’s gains or losses. There are various factors that affect a Fund’s ability to achieve its investment objective(s) with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly or at all with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its investment objective(s) or to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), regulates registered investment companies’ use of derivatives and certain related instruments. Rule 18f-4 requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent the Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of Rule 18f-4. Also, to the extent that the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of Rule 18f-4 or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act.

Forward Contracts. A forward contract involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or

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currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they also involve a high degree of leverage.

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge. Such lack of correlation may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. For example, futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous.

Options. Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying instrument rather than only the premium payment received (which could result in a potentially unlimited loss). If a Fund writes a “covered” call option (i.e., a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. If a Fund writes a “covered” put option (i.e., a put option on a security in which the Fund holds a short position), the Fund may not participate fully in a decline in market value of the underlying security. Over-the-counter options also involve counterparty risk.

Swaps. In a swap transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk and valuation risk. Swaps may also be considered illiquid. It may not be possible for a Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund may also invest in credit default swap indexes, which are designed to track representative segments of the credit default swap market and provide investors with exposure to specific baskets of issuers. Credit

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default swaps and credit default swap indexes are subject to the general risks of swaps described above.

Structured Securities

Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

When-Issued and Forward Commitment Securities

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Derivatives with Respect to High Yield and Other Indebtedness

In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, the Fund usually will have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. The Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. The Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Fund to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

Emerging Markets Securities Risk - The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign

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securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that a Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of a Fund. Accordingly, a Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their NAV and the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, which could adversely affect the Fund’s performance.

Under the 1940 Act, the Fund is subject to restrictions that may limit the amount of any particular ETF that the Fund may own. However, the Fund may invest in accordance with Rule 12d1-4 under the 1940 Act, which permits funds to invest in shares of ETFs and other investment companies beyond the general limitations imposed by the 1940 Act, subject to certain conditions. To the extent the Fund relies on Rule 12d1-4 to invest in ETFs, the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act without relying on Rule 12d1-4.

Fixed Income Risk - The market values of fixed income investments change in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. This risk may be heightened given the likelihood of increases in interest rates in the future as the U.S. Federal Reserve continues to increase the federal funds rate after a period of historically low rate. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity, and during periods of rising interest rates, certain debt obligations with low interest rates may be extended beyond maturity. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these market conditions, a Fund’s value may fluctuate and/or a Fund may experience increased redemptions from shareholders, which may impact a Fund’s liquidity or force a Fund to sell securities into a declining or illiquid market.

FLEX Options Risk (non-principal risk) - The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent

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market participants are not willing or able to enter into FLEX option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted.

Foreign Currency Risk - Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities Risk - Investing in foreign securities, including direct investments and through ADRs, which are traded on exchanges and represent an ownership interest in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities, such as individual country risk, currency exchange risk, volatility risk, inflation risk, and liquidity risk

Frequent Trading Risk - The Fund’s frequent trading strategy will result in high portfolio turnover and may be more likely to result in realized capital gains that must be distributed to shareholders as taxable income. High turnover may also cause the Fund to pay more brokerage commissions and other transaction costs, which may detract from performance. The Fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time-based on market conditions.

Geographic Focus Risk - To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

High Yield (“Junk”) Bond Risk - High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities

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Inflation-Linked Securities Risk (Westwood Enhanced Multi-Asset Income ETF only) - The value of inflation-linked securities is expected to change in response to changes in real interest rates (the market rate of interest less the anticipated rate of inflation). Real interest rates change over time as a result of many factors, such as currency exchange rates, central bank monetary policies and general economic conditions. In general, the price of an inflation-linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-linked securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation linked debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

There can also be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund’s investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Large-Capitalization Company Risk - The large capitalization companies in which a Fund invests may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Leverage Risk – Some of a Fund’s portfolio securities may subject the Fund to leverage risk. If the Fund makes investments in futures contracts, forward currency contracts and other derivative instruments, the futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The net asset value of the Fund when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest. The Fund may also be required to pay fees in connection with borrowings (such as loan syndication fees or commitment and administrative fees in connection with a line of credit) and it might be required to maintain minimum average balances with a bank lender, either of which would increase the cost of borrowing over the stated interest rate.

Liquidity Risk - Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market where frequent and large purchase and sale transactions of a security occur without significantly affecting the price of that security, it may be difficult to value and impossible to sell these investments, and a Fund may have to sell such an investment at a price or time that is not advantageous in order to meet redemptions or other cash needs. The price of illiquid securities may be more volatile than more liquid investments.

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Management Risk - Unlike many ETFs that have a passive investment strategy, the Funds are actively managed. The Adviser’s judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser’s investment techniques and decisions will produce the desired results.

Market Risk - Market risk is the risk that the markets on which a Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

In addition, the Funds may rely on various third-party sources to calculate their respective net asset values. As a result, the Funds are subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Funds’ calculations of their net asset values, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Funds may be unable to recover any losses associated with such failures.

Micro-Capitalization Company Risk - Micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

MLP Risk (Westwood Enhanced Income Opportunity ETF only) – MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry or industries, such as the energy industries, the MLP will be negatively impacted by economic events adversely impacting that industry or industries. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation; for example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors. A Fund’s investment in MLPs may result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the MLPs’ operating expenses, in addition to paying Fund expenses. MLP operating expenses are not reflected in the fee tables and examples in this Prospectus. MLPs may be negatively affected by the COVID-19 pandemic or miliary actions. As with other serious economic disruptions, government authorities and regulators have responded to this crisis with significant government regulation and intervention, including quarantines, travel restrictions, temporary business closures and other similar protective actions. As a result, the COVID-19 pandemic has impacted the volume of products sold, the level of services provided by midstream companies and the supply and demand for hydrocarbon products. In addition, the disruption of a company’s operations due to labor constraints or a supply disruption of required maintenance items can negatively affect MLPs, which could adversely affect the value of the Fund’s investment in MLPs and negatively impact the Fund’s performance. Likewise, the Russia invasion of Ukraine in early 2022 caused increased volatility in various

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financial markets. In response to the invasion, government authorities and regulators imposed sanctions on Russia that ultimately affected the global economy. The continuation of this conflict and corresponding sanctions could adversely affect the Fund.

Additional Information Related to Taxation of MLPs (Westwood Enhanced Income Opportunity ETF only) - MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner in an MLP is allocated a share of the MLP’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

If an MLP is treated as a partnership, then for each tax year, the MLP will allocate its net profits and net losses (and corresponding tax items) to its partners in accordance with its partnership agreement. The allocation occurs whether or not the MLP makes a distribution to its partners. Each partner in the MLP reports its share of the tax items on its income tax return. If an MLP makes a cash distribution to a partner, then the partner recognizes no income from the distribution if the amount of the distribution is equal to or less than the partner’s adjusted tax basis in its ownership interest. Any cash distributed in excess of the partner’s adjusted tax basis is taxed as capital gain. A partner’s adjusted tax basis in its MLP interest is the value of its initial contribution to the MLP, plus annual allocations of income and any additional capital contributions made by a partner to the MLP, minus annual allocations of losses and deductions and any distributions to the partners. In general, any gain or loss from the sale of an ownership interest in an MLP is capital gain or loss. However, some of the gain may be ordinary income if the MLP holds certain ordinary income producing assets, such as depreciable tangible personal property and certain contracts.

Unlike direct investments in MLPs, income and losses from the Fund’s investments in MLPs will not directly flow through to the personal tax returns of shareholders. Rather, the Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099. If additional information becomes available regarding the characterization of a distribution after 1099s have been printed and mailed, it may be necessary to provide shareholders with a corrected 1099.

Money Market Instruments Risk (Westwood Enhanced Income Opportunity ETF and Westwood Enhanced Alternative Income ETF) - The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for a Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may impose discretionary or mandatory liquidity fees. These measures may result in an investment loss or prohibit a Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

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Mortgage- Backed Securities Risk (Westwood Enhanced Income Opportunity ETF and Westwood Enhanced Multi-Asset Income ETF) - A mortgage-backed security, which represents an interest in a pool of assets such as mortgage loans, will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

Mortgage-backed securities are subject to extension risk, which is the risk that a Fund that holds mortgage-backed securities may exhibit additional volatility during periods of rising interest rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because a Fund will have to reinvest that money at the lower prevailing interest rates.

The mortgage-backed securities market has been and may continue to be negatively affected by the COVID-19 pandemic. The U.S. Government, its agencies or its instrumentalities may implement initiatives in response to the economic impacts of the COVID-19 pandemic applicable to federally backed mortgage loans. These initiatives could involve forbearance of mortgage payments or suspension or restrictions of foreclosures and evictions. A Fund cannot predict with certainty the extent to which such initiatives or the economic effects of the pandemic generally may affect rates of prepayment or default or adversely impact the value of a Fund’s investments in securities in the mortgage industry as a whole.

Options Risk - Options give the holder of the option the right to buy (or to sell) a position in an underlying asset, at a set price and time. Options trading is a highly specialized activity that involves unique investment techniques and risks. The value of options can be highly volatile, and their use can result in loss if the Adviser is incorrect in its expectation of price fluctuations. Options are subject to correlation risk because there may be an imperfect correlation between the options and the underlying asset that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options and such assets. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Preferred Stock Risk - The Fund may invest in preferred stocks. Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities..

Real Estate Securities and REIT Risk (Westwood Enhanced Income Opportunity ETF and Westwood Enhanced Multi-Asset Income ETF) - A Fund that focuses its investments in opportunities in the real estate industry or otherwise invests in real estate-related securities has certain risks associated with investments in entities focused on real estate activities. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Funds. Accordingly, a Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee tables and examples in this Prospectus.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as

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amended (the “Code”), or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). REITs have been and may continue to be negatively affected by the COVID pandemic. As with other serious economic disruptions, government authorities and regulators are responding to this crisis with significant political, fiscal and monetary policy changes, including moratoriums on rents and evictions. Further, the COVID pandemic has weakened the financial condition of many tenants that could result in tenants seeking the protection of bankruptcy or insolvency laws, which could result in the rejection and termination of leases and thereby causing a reduction in rent payments. Lower rental income as a result of any of these situations can negatively affect a REIT, which could adversely affect the value of the Fund’s investment in the REIT and negatively impact the Fund’s performance.

Sector Risk - A Fund may, at times, be more heavily invested in certain sectors. When a Fund emphasizes investment in one or more sectors, the value of its net assets will be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than would be the case for mutual funds that do not emphasize investment in particular sectors.

●	Consumer Discretionary Sector Risk. The consumer discretionary sector comprises companies whose businesses are sensitive to economic cycles, such as manufacturers of high-end apparel and automobile and leisure companies. Companies in the consumer discretionary sector are subject to fluctuations in supply and demand.

●	Financials Sector Risk. The values of securities of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets.

●	Health Care Sector Risk. Companies in the health care sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many health care companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many health care companies are subject to extensive litigation based on product liability and similar claims.

●	Industrials Sector Risk. The industrials sector comprises companies who produce capital goods used in construction and manufacturing, such as companies that make and sell machinery, equipment and supplies that are used to produce other goods. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector be adversely affected by environmental damages, product liability claims and exchange rates.

●	Technology Sector Risk. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs.

Short Sales Risk - (Westwood Enhanced Alternative Income ETF only) - Short sales are transactions in which a Fund sells a security it does not own. The Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market

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price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Because the market price of the security sold short could increase without limit, the Fund could be subject to an unlimited loss. The risk of such price increases is the principal risk of engaging in short sales.

Small- and Mid-Capitalization Company Risk - Small- and mid-capitalization companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Tax Law Change Risk (Westwood Enhanced Income Opportunity ETF only) - Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs and Energy Infrastructure Companies in which the Fund invests. Any such changes could negatively impact the Fund’s common shareholders. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s common shareholders.

MLPs do not pay U.S. federal income tax at the partnership level and instead allocate a share of the partnership’s income, gains, losses, deductions and expenses to each partner. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as a corporation for U.S. federal income tax purposes, it could result in a reduction of the value of the Fund’s investment in the MLP as well as decreased income, and consequently a decrease in the value of an investment in the Fund.

TBA/Dollar Roll Risk (Westwood Enhanced Multi-Asset Income ETF only)- TBA and dollar roll transactions present special risks to a Fund. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, a Fund will still bear the risk of any decline in the value of the security to be delivered. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. Dollar roll transactions involve the simultaneous purchase and sale of substantially similar TBA securities for different settlement dates. Because these transactions do not require the purchase and sale of identical securities, the characteristics of the security delivered to a Fund may be less favorable than the security delivered to the dealer.

U.S. Government Securities Risk - U.S. government securities, such as Treasury bills, notes and bonds and mortgage-backed securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their

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securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Warrants Risk (Westwood Enhanced Income Opportunity ETF and Westwood Enhanced Alternative Income ETF) - The Fund may invest in warrants. Warrants in which the Fund may invest are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and an investment in a warrant may therefore create greater potential for capital loss than an investment in the underlying security. A warrant ceases to have value if it is not exercised prior to its expiration date.

ETF Risks - Because each Fund’s shares are traded on an exchange, the Fund is subject to additional risks:

●	Authorized Participant Concentration Risk: Only an Authorized Participant (as defined in the “How to Buy and Sell Shares” section of this prospectus) may engage in creation and redemption transactions directly with a Fund. Each Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

●	Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.

●	Costs of Buying or Selling Fund Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by those brokers. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Fund shares (the “bid” price) and the price at which an investor is willing to sell Fund shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread”. The bid/ask spread varies over time for Fund shares based on trading volume and market liquidity and is generally lower if a Fund’s shares have more trading volume and market liquidity and

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higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Fund shares, including bid/ask spreads, frequent trading of Fund shares may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

●	Fluctuation of Net Asset Value Risk: While a Fund’s shares are listed on an exchange and are bought and sold on the secondary market at market price, NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Advisor cannot predict whether the shares of a Fund will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of a Fund’s holdings trading individually or in the aggregate at any point in time.

●	Marketing Trading Risk: A Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for shares. The NAV of shares will fluctuate with changes in the market value of a Fund’s securities holdings. The market prices of shares will fluctuate in accordance with changes in NAV and supply and demand on the exchange. The Fund cannot predict whether shares will trade below, at or above their NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to shares trading at a premium or discount to a Fund’s NAV. However, because shares can be created and redeemed in Creation Units at NAV, the Advisor believes that large discounts or premiums to the NAV of a Fund are not likely to be sustained over the long term. While the creation-redemption feature is designed to make it more likely that a Fund’s shares normally will trade on the exchange at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or other market participants, and during periods of significant market volatility, may result in trading prices for shares of a Fund that differ significantly from its NAV. Authorized Participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to a Fund’s shares trading at a premium or discount to NAV.

Absence of Prior Active Market. While a Fund’s shares are listed on an exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Distributor does not maintain a secondary market in shares.

Trading Issues. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Shares of the Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

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Portfolio Holdings Information

Information about the Funds’ daily portfolio holdings will be available on the Funds’ website at www.westwoodetfs.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).

Management of the Funds

Board of Trustees Oversight

The Trust’s Board’s primary responsibility is oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with the Advisor and other service providers in order to provide necessary or desirable services on behalf of the Trust and the Funds. The Board (or the Trust and its officers, service providers or other delegates acting under authority of the Board) may amend or use a new prospectus, summary prospectus, or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret or amend the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment restrictions) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI. More information about the Board and its governance processes is included in the Management of the Funds section of the Funds’ SAI.

Investment Advisor

Westwood Management Corp., a New York corporation formed in 1983 (“Westwood” or the “Advisor”), serves as investment advisor to the Funds. Westwood’s principal place of business is located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201. Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc., an institutional asset management company (“Westwood Holdings”). As of September 30, 2025, Westwood had approximately $13.98 billion of assets under management. Additional information about Westwood can be found in the Funds’ SAI. Westwood makes investment decisions for the Funds and continuously reviews, supervises and administers the investment programs of the Funds.

The Advisor has the authority to manage the Funds in accordance with the investment objectives, policies, and restrictions of the Funds, subject to general supervision of the Board.

Trading Sub-Adviser

The Advisor has retained Vident Asset Management (the “Sub-Adviser”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to serve as the trading sub-adviser for the Funds. The Sub-Adviser was established in 2016 and is owned by Vident Capital Holdings, LLC, which is controlled by MM VAM, LLC. MM VAM, LLC is owned by Casey Crawford. As of September 30, 2025, the Sub-Adviser had approximately $19.60 billion of assets under management. The Sub-Adviser is responsible for trading portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Advisor and the Board.

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Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to a Fund. The Trust and the Advisor intend to apply for exemptive relief from the SEC (the “Order”), which will permit the Advisor, on behalf of the Funds and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future sub-advisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Advisor or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Advisor or its parent company (the “Manager-of-Managers Structure”). The Advisor has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Advisor and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Advisor or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Funds may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated sub-adviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Advisor to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Management Fees

Under each Advisory Agreement, in exchange for a single unitary management fee from a Fund as listed below, the Advisor has agreed to pay all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability and litigation expenses, and other non-routine or extraordinary expenses.

Fund	Unitary Management Fee
Westwood Enhanced Income Opportunity ETF	0.79%
Westwood Enhanced Multi-Asset Income ETF	0.79%
Westwood Enhanced Alternative Income ETF	0.99%

For its services, the Sub-Adviser is paid fee by the Advisor, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund at the following rate: 0.05% of the Fund’s first $100 million of average daily net assets; 0.04% of the Fund’s next $250 million of average daily net assets; and 0.02% of the Fund’s average daily net assets over $350 million (subject to a minimum

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of $35,000 per year per Fund on the first six Westwood-managed funds that use the Sub-Adviser as well as subject to a maximum cap).

Portfolio Managers

Mr. Adrian Helfert has served as Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments for Westwood since February 2020. Prior to this appointment, he served as Senior Vice President and Director of Multi-Asset Portfolios for Westwood since joining Westwood in January 2019. He is responsible for leading the firm’s multi-asset strategies team, which includes the Funds. Prior to joining Westwood, Mr. Helfert served as Managing Director and Senior Multi-Asset Portfolio Manager at Amundi in London, where he was responsible for Global Fixed Income strategies. During his 13-year Amundi tenure, he also was an investment team leader on absolute return, unconstrained and total return portfolios. Prior to joining Amundi, Mr. Helfert worked at Royal Bank of Scotland and in JPMorgan’s Asset Management Group. Mr. Helfert earned his MBA from Duke University and his BA in physics from the University of Virginia, where he was awarded a fellowship for his work in Solid State Physics. He also served in the U.S. Navy / Marine Corps as a Combat Medic. Mr. Helfert has served on the portfolio team for the Funds since their inception in 2025. Mr. Helfert participates in the investment decision process. He has authority to direct trading activity for the Funds and is also responsible for representing the Funds to investors. Mr. Helfert has more than 26 years of investment experience.

Mr. Scott Barnard, CFA®, has served as Senior Vice President for Westwood since joining Westwood in 2020. Prior to joining Westwood, Mr. Barnard was an Associate Portfolio Manager at Amundi Pioneer. Mr. Barnard helped design, launch and manage numerous customized investment solutions for both institutional and retail clients during his time at Amundi Pioneer. During his 14-year Amundi tenure, Mr. Barnard also co-created a risk management solution that was utilized across the entire firm for all fixed income portfolios. Mr. Barnard graduated with a BS in Finance from the University of Colorado at Boulder. He is a member of the CFA Institute. Mr. Barnard participates in the investment decision process. He has authority to direct trading for the Westwood Enhanced Income Opportunity Income ETF and Westwood Enhanced Multi-Asset Income ETF and is also responsible for representing those ETFs to investors.

Mr. Ben Chittenden, CFA®, has served as Senior Vice President, Research Analyst for Westwood since joining in 2018. Mr. Chittenden began his professional career in 2004, as an Equity Analyst at Bear Stearns and subsequently at J.P. Morgan as a Senior Associate. He was most recently with Oppenheimer where he served as a Senior Analyst responsible for US Regional Banks and Specialty Finance. In 2004, Mr. Chittenden graduated from Bucknell University with a dual major in Mathematics (BA) and Economics (BA). Mr. Chittenden is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Chittenden joined Westwood in 2018, as a Research Analyst. He was responsible for investment research of the Regional Bank sector and was a member of the Financials research group. In April 2021 Mr. Chittenden joined the Multi-Asset Team as an Equity Analyst. He participates in the investment decision process. He has authority to direct trading for the Westwood Enhanced Income Opportunity Income ETF and is also responsible for representing that ETF to investors. Mr. Chittenden has more than 20 years of investment experience.

Mr. Hussein Adatia, Senior Vice President, joined Westwood in 2018 and previously served as a Research Analyst prior to becoming Portfolio Manager in 2019. Prior to joining Westwood, Mr. Adatia worked at Oaklawn Investments as a Managing Director from 2016 to 2018 and was responsible for researching, identifying and investing in a variety of credit products including bank loans, bonds and asset-backed securities. Prior to that, he worked for Archview Investment Group from 2008 until 2015 as a Senior Investment Analyst on the distressed credit team. Mr. Adatia began his career as an Investment Banking Analyst at Citigroup in the Global Communications Group and subsequently joined Citi’s Global Special Situations Group where he focused on public market debt and equity investments. Mr. Adatia participates

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in the investment decision process. He has authority to direct trading activity for the Westwood Enhanced Multi-Asset Income ETF and is also responsible for representing that ETF to investors. Mr. Adatia has more than 19 years of investment experience.

Mr. Christopher Hartman joined Westwood in 2021 and currently serves as Senior Vice President, Portfolio Manager on the Multi-Asset Team. Prior to joining Westwood, Mr. Hartman served as Senior Portfolio Manager - Convertible Arbitrage at Aegon Asset Management in Chicago, where he was responsible for portfolio management of Aegon Asset Management Market Neutral Fund and the Legacy Convertible Insurance product strategy. Mr. Hartman also focused on convertible arbitrage and managed long-only convertible bonds. Prior to that, Mr. Hartman spent 17 years at Calamos Investments, eight of which he served as Senior Vice President, Portfolio Manager of the Calamos Market Neutral Fund. Mr. Hartman earned his MBA in Finance from Benedictine University and his BA in Economics from Southern Illinois University. Mr. Hartman has served on the portfolio team for the Enhanced Alternative Income ETF since 2025. Mr. Hartman participates in the investment decision process. He has authority to direct trading activity for the Westwood Enhanced Alternative Income ETF and is also responsible for representing that ETF to investors. Mr. Hartman has more than 32 years of investment experience.

Yin Bhuyan, Senior Portfolio Manager, joined the Sub-Adviser in 2024. Ms. Bhuyan has over 12 years of experience in trading and portfolio management, specializing in options and defined outcome ETFs. Prior to joining the Sub-Adviser, Ms. Bhuyan was the Director of ETF Portfolio Management at Milliman Financial Risk Management, LLC, where she focused on managing defined outcome ETFs and index tracking ETFs. She led the ETF portfolio management team, significantly contributing to the growth of assets to $16 billion in defined outcome ETFs. Before that, she traded in the S&P Options Pit at Cboe, specializing in volatility arbitrage and delta-neutral hedging strategies. Ms. Bhuyan holds a BS in Economics from the National Taipai University and an MBA from the University of Illinois at Chicago.

Jeff Kernagis, CFA®, Senior Portfolio Manager, joined the Sub-Adviser in 2022. Mr. Kernagis has over 30 years of investment experience. Prior to joining the Sub-Adviser, Mr. Kernagis was a Senior Vice President at Northern Trust Asset Management. Before that, Mr. Kernagis spent over a decade at Invesco/PowerShares. As Senior Portfolio Manager, he directed the fixed income ETF PM team and helped grow assets to $40 billion in bond ETFs globally. Mr. Kernagis was also a portfolio manager at Claymore (Guggenheim) Securities where he managed both equity ETFs and bond unit investment trusts. In addition, he was a senior bond trader at Mid-States (Alloya) Corporate Federal Credit Union. Prior to working in investment management, Mr. Kernagis held institutional derivative sales positions at ABN Amro, Bear Stearns, and Prudential Securities. Mr. Kernagis earned a BBA degree from the University of Notre Dame and an MBA from DePaul University. He also holds the Chartered Financial Analyst designation.

Austin Wen, CFA®, Senior Portfolio Manager, joined the Sub-Adviser in 2016. Mr. Wen has over a decade investment experience. Mr. Wen specializes in portfolio management and trading of equity, derivative, and commodities-based portfolios, as well as risk monitoring and investment analysis. Previously, he was an analyst for Vident Financial, working on the development and review of various investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

The portfolio managers of each Fund are jointly and primarily responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy.

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Other Information about the Investment Advisor, the Trading Sub-
Adviser and Portfolio Managers

The SAI contains additional information about portfolio manager compensation, other accounts managed by each portfolio manager, and their ownership of securities in each Fund.

A discussion of the factors considered by the Board in its approval of the Funds’ investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Adviser, including the Board’s conclusions with respect thereto, will be available in each Fund’s first semi-annual or annual financial statements to shareholders.

How To Buy And Sell Shares

Only certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Funds’ Distributor (“Authorized Participants” or “APs”) may acquire shares directly from a Fund and tender their shares for redemption directly to the Fund. Such purchases and redemptions are made at NAV per share and only in large blocks, or Creation Units, of shares. Purchases and redemptions directly with a Fund must follow the Fund’s procedures, which are described in the SAI.

A creation transaction, which is subject to acceptance by the Funds’ Distributor and the applicable Fund, generally takes place when an AP deposits into a Fund a designated portfolio of securities (“Deposit Securities”) (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the Fund in exchange for a specified number of Creation Units. The composition of such portfolio generally corresponds pro rata to the holdings of the Fund. However, a Fund may, in certain circumstances, offer Creation Units partially or solely for cash. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the AP agreement.

The Funds charge APs standard creation and redemption transaction fees (“Transaction Fees”) to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the AP on the day such AP creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the AP on the applicable business day. Similarly, the standard redemption transaction fee is charged to the AP on the day such AP redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the AP on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, price movement and other costs and expenses related to cash transactions (which may, in certain instances, be based on a good faith estimate of transaction costs).

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The Transaction Fees for the Funds are listed in the table below.

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Westwood Enhanced Income Opportunity ETF	$600	2.00%
Westwood Enhanced Multi-Asset Income ETF	TBD	TBD
Westwood Enhanced Alternative Income ETF	TBD	TBD

*	As a percentage of the amount invested.

Each Fund reserves the right to make redemptions of shares for cash.

Shares of each Fund are listed for trading on an exchange. Share prices are reported in dollars and cents per share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange may differ from a Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases And Redemptions of Fund Shares

Each Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of

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market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives. However, direct trading by APs is critical to ensuring that the Fund’s shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund imposes transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.

Investments by Other Investment Companies

Rule 12d1-4 under the 1940 Act allows funds to invest in other investment companies, including ETFs, in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expect to rely on Rule 12d1-4 to the extent the Advisor deems such reliance necessary or appropriate.

Determination of Net Asset Value

Ultimus Fund Solutions, LLC, the Funds’ administrator, calculates each Fund’s NAV at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

To calculate NAV, each Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Funds generally value their portfolio securities at their current market values determined based on available market quotations. However, if market quotations are not available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values, as of the close of regular trading on the NYSE, as determined by the Advisor, as the Funds’ valuation designee, in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV are based on the consideration by the Fund of a number of subjective factors and therefore may differ from quoted or published prices for the same securities. To the extent the assets of a Fund are invested in other registered investment companies that are not listed on an exchange the Fund’s NAV is calculated based upon the NAVs reported by such registered investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

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Premium/Discount Information

Most investors will buy and sell shares of the Funds in secondary market transactions through brokers at market prices and the Funds’ shares will trade at market prices. The market price of shares of a Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of shares of a Fund.

Information regarding how often the shares of a Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters, when available, can be found at www.westwoodetfs.com.

Distribution

Northern Lights Distributors, LLC (the “Distributor”), each Fund’s distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for each Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund. Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. As with any investment, you should consider how your investment in shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	the Fund makes distributions,

●	you sell your shares listed on the Exchange, and

●	you purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly by the Funds. A Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from a Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign

58

corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rate for net capital gain. A part of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts (“REITs”)) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

By law, the Fund is required to withhold 24% of your distributions and redemption proceeds if you have not provided the Fund with a correct social security number or other taxpayer identification number and in certain other situations, including when you have been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the IRS.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Shareholders that are not “U.S. persons” within the meaning of the Code should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of U.S. tax rules and tax rules of other applicable jurisdictions to their investment in the Fund. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.

A Fund may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits, which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

“Qualified publicly traded partnership income” within the meaning of section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a regulated investment company (“RIC”), such as a Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable a Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.

MLPs and other partnerships that a Fund may invest in will deliver Schedules K-1 to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099-DIV, Dividends and Distributions (“Form 1099-DIV”) tax reporting statement and, accordingly, send you a corrected Form 1099-DIV.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS

60

that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If a Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is in the SAI.

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Financial Highlights

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand each Fund’s performance for the Fund’s periods of operations. Because none of the Funds have yet commenced operations as of the date of this Prospectus, no Financial Highlights are shown.

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Disclaimers

Shares of the Funds are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of a Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of a Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

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Statement of Additional Information (“SAI”): The SAI, dated December 8, 2025, as it may be amended from time to time, includes detailed information about the Funds and Ultimus Managers Trust. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: Additional information about a Fund’s investments will be available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	1-800-994-0755

By Mail:	Westwood Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246

By Internet:	www.westwoodetfs.com

From the SEC: You can also obtain the SAI or the annual and semi-annual reports, as well as other information about Ultimus Managers Trust, from the EDGAR Database on the SEC’s website at: sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-22680)

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Westwood Enhanced Income Opportunity ETF

Ticker Symbol: YLDW

Westwood Enhanced Multi-Asset Income ETF

Ticker Symbol: YLDM

Westwood Enhanced Alternative Income ETF

Ticker Symbol: YLDX

Each listed and traded on NYSE Arca, Inc.

Each a series of

ULTIMUS MANAGERS TRUST

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

STATEMENT OF ADDITIONAL INFORMATION

December 8, 2025

This Statement of Additional Information (“SAI”) should be read in conjunction with the Prospectus for the Westwood Enhanced Income Opportunity ETF, Westwood Enhanced Multi-Asset Income ETF and Westwood Enhanced Alternative Income ETF (each a “Fund” and, together, the “Funds”) dated December 8, 2025 which may be supplemented from time to time (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Prospectus may be obtained without charge, upon request, by writing the Funds c/o Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-994-0755 or by visiting the Funds’ website at www.westwoodetfs.com.

TABLE OF CONTENTS

ORGANIZATION OF THE TRUST	1
HOW TO BUY AND SELL SHARES	2
MANAGEMENT OF THE FUNDS	8
PORTFOLIO HOLDINGS DISCLOSURE	13
INVESTMENT ADVISORY AND OTHER SERVICES	13
INVESTMENT OBJECTIVES AND POLICIES	21
INVESTMENT RESTRICTIONS	21
SECURITY TYPES	23
ADDITIONAL INVESTMENT TECHNIQUES AND RISKS	44
BROKERAGE TRANSACTIONS	64
DETERMINATION OF SHARE PRICE	65
ADDITIONAL INFORMATION CONCERNING TAXES	66
GENERAL INFORMATION	74
FINANCIAL STATEMENTS	77
APPENDIX A	78
APPENDIX B	80
APPENDIX C	86
APPENDIX D	88

STATEMENT OF ADDITIONAL INFORMATION

ORGANIZATION OF THE TRUST

General

Each Fund is a separate series of Ultimus Managers Trust (the “Trust”), an open-end management investment company. The Trust is an unincorporated business trust that was organized under Ohio law on February 28, 2012. Each Fund’s investments are managed by Westwood Management Corp. (the “Advisor” or “Westwood”). For further information on the Funds, please call 1-800-994-0755 or visit the Funds’ website at www.westwoodetfs.com.

Each Fund issues and redeems shares solely to certain financial institutions such as registered broker-dealers and banks that have entered into agreements with the Funds’ distributor (“Authorized Participants” or “APs”) on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Units.” Creation Units generally are issued in exchange for a basket of securities (“Deposit Securities”), together with the deposit of a specified cash payment (“Balancing Amount”). Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of each Fund consists of a block of shares.

Shares of each Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Other than Authorized Participants, investors will not be able to purchase or redeem shares directly with or from a Fund. Instead, most investors will buy and sell shares in the secondary market through a broker.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Board of Trustees of the Trust (the “Board”). Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers only one class of shares. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Board in such manner as the Board determines to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and sale of shares of the Funds, see “How to Buy and Sell Shares” in the Funds’ Prospectus and in this SAI. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and “Determination of Share Price” in this SAI.

The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized investment company statistical services. Each Fund’s annual report to shareholders contains additional performance information and will be made available to investors upon request and without charge.

Diversification

Each Fund has elected to qualify as diversified series under the Investment Company Act of 1940, as amended (the “1940 Act”).

Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws.

HOW TO BUY AND SELL SHARES

Creation Units

Each Fund will issue and redeem shares at NAV only in aggregations of large blocks of shares or Creation Units and only to Authorized Participants. In order to be an Authorized Participant the firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in Deposit Trust Company (“DTC”) with access to the DTC system (“DTC Participant”), and the firm must execute an agreement (“Participant Agreement”) with Northern Lights Distributors, LLC, the Funds’ distributor (the “Distributor”) that governs transactions in the Funds’ Creation Units.

Each Fund sells and redeems Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any day on which the Exchange is open for business. The Exchanges are closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund will issue and redeem Creation Units principally in exchange for an in-kind deposit of Deposit Securities, together with the deposit of a Cash Component, plus a transaction fee. Each Fund is listed on the Exchange. Shares will trade on an Exchange at market prices that may be below, at, or above NAV. In the event of the liquidation of a Fund, a share split, reverse split or the like, the Trust may revise the number of shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of shares for cash.

Exchange Listing and Trading

Shares of each Fund are available to the public on the Exchange and trade at market prices rather than NAV. Shares of each Fund may trade at a price that is greater than, at, or less than NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of a Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of a Fund from listing and trading upon termination of a Fund.

As in the case of other publicly-traded securities, when you buy or sell shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate a Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Advisor may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse a Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by a Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of a Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for each Fund are listed in the table below.

Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Westwood Enhanced Income Opportunity ETF	$600	2.00%
Westwood Enhanced Multi-Asset Income ETF	TBD	TBD
Westwood Enhanced Alternative Income ETF	TBD	TBD

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Portfolio Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of a Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to a Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from a Fund.

On each day the Exchange is open for business (“Business Day”), prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-lieu

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. Each Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, each Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders and Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order in proper form to the Distributor or its agent no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to a Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to a Fund for any losses incurred by a Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Advisor and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash-in-lieu), with adjustments determined by a Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to a Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by a Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. Each Fund’s determination shall be final and binding.

Each Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel, be unlawful or (f) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Advisor, the Funds’ Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. Each Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as "T+1"), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, and standard market settlement cycles however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Each Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Advisor. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to a Fund is cash in U.S. Dollars.

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Advisor) of the daily marked-to-market value of the missing Deposit Securities. At any time, a Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by a Fund. More information regarding the Funds’ current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Redemption.

Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, is effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

Each Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. Each Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it has ascertained or has reasonable grounds to believe that as of the time of the contractual settlement date, that (i) it or its customer, as the case may be, owns, will own or have the authority and right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to a Fund on the contractual settlement date. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Advisor and the Custodian. The Custodian will then provide information of the redemption to a Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. Each Fund’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays and standard settlement cycles in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

MANAGEMENT OF THE FUNDS

Overall responsibility for management and supervision of each Fund and the Trust rests with the Board. The members of the Board (the “Trustees”) are elected by the Trust’s shareholders or existing members of the Board as permitted under the 1940 Act and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”). Each Trustee serves for a term of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as Trustees.

The Trust is managed by the Board in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, all of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”). The Independent Trustees receive compensation for their services as Trustees and attendance at meetings of the Board. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

Attached in Appendix A is a list of the Trustees and executive officers of the Trust, their year of birth and address, their present position with the Trust, length of time served in their position, their principal occupation(s) during the past five years and any other directorships held by the Trustee.

Leadership Structure and Qualifications of Trustees

As noted above, the Board consists of five Trustees, all of whom are Independent Trustees. The Board is responsible for the oversight of the series, or funds, of the Trust.

In addition to the Funds, the Trust has other series managed by other investment advisors. The Board has engaged various investment advisors to oversee the day-to-day management of the Trust’s series. The Board is responsible for overseeing these investment advisors and the Trust’s other service providers in the operations of the Trust in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person but may meet by telephone or videoconference as permitted by the 1940 Act. In addition, the Trustees may meet in person, by telephone or videoconference at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management.

Board Leadership

The Board is led by its Chairperson, Ms. Janine L. Cohen, who is also an Independent Trustee. The Chairperson generally presides at all Board Meetings, facilitates communication and coordination between the Trustees and management, and reviews meeting agendas for the Board and the information provided by management to the Trustees. The Chairperson works closely with Trust counsel and counsel to the Independent Trustees, and is also assisted by the Trust’s President, who, with the assistance of the Trust’s other officers, oversees the daily operations of the Funds, including monitoring the activities of all the Funds’ service providers.

The Board believes that its leadership structure, including having an Independent Trustee serve as Chairperson and all Trustees serve as Independent Trustees, is appropriate and in the best interests of the Trust. The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committees

The Board has established the following standing committees:

Audit Committee: The principal functions of the Audit Committee are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act; and (iv) to act as a proxy voting committee if called upon under the Trust’s Proxy Voting Policies and Procedures when a matter with respect to which a series of the Trust is entitled to vote presents a conflict between the interest of the series’ shareholders, on the one hand, and those of the series’ investment manager on the other hand. Messrs. Robert E. Morrison, Clifford N. Schireson, and Keith Shintani and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the Audit Committee. Mr. Schireson is the Chairperson of the Audit Committee and presides at its meetings. The Audit Committee is expected to meet three times during the Funds’ first fiscal year.

15(c) Contracts Committee: The 15(c) Contracts Committee is responsible for the oversight of the Funds’ 15(c) contract review process. All of the members of the 15(c) Contracts Committee are Independent Trustees. Mr. Keith Shintani and Mses. Janine L. Cohen and Jacqueline A. Williams are the members of the 15(c) Contracts Committee. Ms. Williams is the Chairperson of the 15(c) Contracts Committee. The 15(c) Contracts Committee is expected to meet three times during the Funds’ first fiscal year.

Nominations and Governance Committee (the “Governance Committee”): The Governance Committee nominates and selects persons to serve as members of the Board, including Independent Trustees and “interested” Trustees and assists in reviewing the Trust’s governance practices and standards. In selecting and nominating persons to serve as Independent Trustees, the Governance Committee will not consider nominees recommended by shareholders of the Trust unless required by law. Messrs. Morrison, Schireson, and Shintani and Mses. Cohen and Williams are the members of the Governance Committee. Mr. Morrison is the Chairperson of the Governance Committee and presides at its meetings. The Governance Committee is expected to meet three times during the Funds’ first fiscal year.

Qualifications of the Trustees

The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contribute to the oversight of the Trust’s affairs. The Board has concluded, based on the recommendation of the Governance Committee, that each Trustee’s experience, qualifications, attributes or skills on both an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Advisor, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

In addition to the Trustee qualifications listed above, each of the Trustees has additional Trustee qualifications including, among other things, the experience identified in the “Trustees and Executive Officers” table included in Appendix A and as follows:

Independent Trustees

Janine L. Cohen, retired, was an executive at AER Advisors, Inc. (“AER”) from 2004 through her retirement in 2013. Ms. Cohen served as the Chief Financial Officer (“CFO”) from 2004 to 2013 and Chief Compliance Officer (“CCO”) from 2008 to 2013 at AER. During her tenure at AER, she was actively involved in developing financial forecasts, business plans, and SEC registrations. Prior to those roles at AER, Ms. Cohen was a Senior Vice President at State Street Bank. Ms. Cohen has over 30 years of experience in the financial services industry. She holds a B.S. in Accounting and Math from the University of Minnesota and is a Certified Public Accountant. Ms. Cohen has been the Chairperson since October 2019 and a Trustee since January 2016.

Jacqueline A. Williams has served as the Managing Member of Custom Strategies Consulting, LLC since 2017, where she provides consulting services to investment managers. Prior to that, she served as a Managing Director of Global Investment Research for Cambridge Associates, LLC since 2005. Earlier in her career, Ms. Williams served as a Principal at Equinox Capital Management, LLC where she was chairperson of the stock selection committee and the firm’s financial services analyst. Ms. Williams also served as an Investment Analyst at IBJ Schroder Bank & Trust Company where she monitored U.S. financial services stocks. Ms. Williams has over 25 years of experience in the investment management industry. Ms. Williams earned an A.B. in Religion from Duke University and a Ph.D. in Religious Studies from Yale University. She has been a Chartered Financial Analyst charter holder since 1990. Ms. Williams has been a Trustee since June 2019.

Clifford N. Schireson, retired, was the founder of Schireson Consulting, LLC, which he launched in 2017, until his retirement in 2021. Prior to that, Mr. Schireson was Director of Institutional Services from 2004 to 2017 at Brandes Investment Partners, LP, an investment advisory firm, where he also was co-head of fixed income and was a member of the fixed-income investment committee. From 1998 to 2004, he was a Managing Director at Weiss, Peck & Greer LLC specializing in fixed-income products for both taxable and municipal strategies for institutional clients. Mr. Schireson has over 20 years of experience in the investment management industry as well as 20 years of experience in the investment banking industry. Mr. Schireson holds an A.B. in Economics from Stanford University and an M.B.A. from Harvard Business School. Mr. Schireson has been a Trustee since June 2019.

Robert E. Morrison serves as a Managing Director at Midwest Trust and FCI Advisors, where he has worked since February 2022. Previously, Mr. Morrison was a Senior Vice President at Huntington Private Bank, where he worked from 2014 to 2022. From 2006 to 2014, he served as the CEO, President and Chief Investment Officer of 5 Star Investment Management. Mr. Morrison has a B.S. in Forestry Management from Auburn University and is a graduate of the Personal Financial Planning program of Old Dominion University. Mr. Morrison previously served on the Ultimus Managers Trust Board of Trustees as the Founding Chairman of the Trust in 2012. Mr. Morrison resigned from the Board in 2014 as a result of a business conflict that no longer exists. Mr. Morrison has over 32 years of financial services experience, focusing on asset management and wealth management. Mr. Morrison has been a Trustee since June 2019.

Keith Shintani, retired, served as a Senior Vice President of Relationship Management at U.S. Bank Global Fund Services, where he worked from 1998 until June 2022. Previously, Mr. Shintani was a Director of Finance at Charles Schwab Investment Management, where he worked from January 1997 through December 1997. From 1993 to 1995, he served as a Manager of Mutual Fund Operations of PIMCo Advisors L.P. From 1989 to 1993, Mr. Shintani served as a Variable Products Manager of Pacific Life Insurance Company. From 1986 to 1989, he served as a Senior Accountant of Deloitte and Touche. Mr. Shintani has a B.S. in Accounting from University of Southern California. Mr. Shintani has been a Trustee since January 2024.

References above to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Risk Oversight

The operation of an ETF, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its committees, reviews reports from, among others, the Advisor or the Trust’s CCO, the Trust’s independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Funds and the risk management programs of the Advisor, with respect to the Funds’ investments and trading activities, and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Advisor with respect to the Funds’ investment and trading activities, and other service providers to the Funds. Although the risk management policies of the Advisor and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Funds can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board or the Advisor or other service providers. The Independent Trustees meet separately with the Trust’s CCO at least annually, outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives an annual written report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the Trust’s CCO to address matters arising between regular meetings.

The Board also receives quarterly reports from the Advisor on the investments and securities trading of each Fund, including each Fund’s investment performance, as well as reports regarding the valuation of each Fund’s securities (when applicable). The Board also receives quarterly reports from the Funds’ administrator, transfer agent and distributor on regular quarterly items and, where appropriate and as needed, on specific issues. In addition, in its annual review of each Fund’s investment management agreement, the Board reviews information provided by the Advisor relating to its operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of the Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2024.

Name of Trustee	Dollar Range of Shares of the Westwood Enhanced Income Opportunity ETF Owned by Trustee*	Dollar Range of Shares of the Westwood Enhanced Multi- Asset Income ETF Owned by Trustee*	Dollar Range of Shares of the Westwood Enhanced Alternative Income ETF Owned by Trustee*	Aggregate Dollar Range of Shares Owned of All Funds in Trust Overseen by Trustee
Independent Trustees
Janine L. Cohen	None	None	None	over $100,000
Jacqueline A. Williams	None	None	None	None
Clifford N. Schireson	None	None	None	None
Robert E. Morrison	None	None	None	None
Keith Shintani	None	None	None	None

*	Because the Funds are newly organized, none of the Trustees has a beneficial ownership of Fund shares as of the date of this SAI.

Ownership In Fund Affiliates. As of December 31, 2024, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Distributor or any affiliate of the Advisor or the Distributor.

Trustee Compensation. No director, officer or employee of the Advisor or the Funds’ Distributor receives any compensation from the Trust for serving as an officer or Trustee of the Trust. As of January 1, 2026, each Independent Trustees will receive a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who will receive a $2,140 annual retainer, the Chairperson of the Audit Committee, the Chairperson of the 15(c) Contract Committee, and the Chairperson of the Nominations and Governance Committee, each of whom will receive a $1,700 annual retainer for serving as such. From January 1, 2024 until January 1, 2025, each Trustee received a $600 per meeting fee and a $1,300 annual retainer for each series of the Trust, except the Chairperson who received a $2,000 annual retainer and the Chairperson of the Audit Committee and the Chairperson of the 15(c) Contract Committee received a $1,700 annual retainer for serving as such. The Trust reimburses each Trustee and officer for their travel and other expenses incurred by attending meetings. The following table provides the estimated amount of compensation payable to each Trustee during the Funds’ first fiscal period of operations, which will conclude on October 31, 2026:

Name of Trustee	Aggregate Compensation From the Westwood Enhanced Income Opportunity ETF	Aggregate Compensation From the Westwood Enhanced Multi-Asset Income ETF	Aggregate Compensation From the Westwood Enhanced Alternative Income ETF	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds Within the Trust
Independent Trustees
Janine L. Cohen	$4,540	$4,540	$4,540	None	None	$154,880
Jacqueline A. Williams	$4,100	$4,100	$4,100	None	None	$140,800
Clifford N. Schireson	$4,100	$4,100	$4,100	None	None	$140,800
Robert E. Morrison	$4,100	$4,100	$4,100	None	None	$140,800
Keith Shintani	$3,700	$3,700	$3,700	None	None	$128,000

Principal Holders of Voting Securities. Each Fund is new and has no principal holders of voting securities to report.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies with respect to the disclosure of each Fund’s portfolio holdings. These policies generally prohibit the disclosure of information about a Fund’s portfolio to third-parties prior to the day after the information is posted to the Fund’s website unless the information is publicly available on the SEC’s EDGAR system. Because each Fund is an exchange-traded fund, it is required to publicly disclose its portfolio holdings daily, as described below. As further described below, the policies allow for disclosure of non-public portfolio information to third-parties only if there is a legitimate business purpose for the disclosure. In addition, the policies require that the party receiving the portfolio holdings information execute a non-disclosure agreement that includes a prohibition on trading based on the information, unless the party is already subject to a duty of confidentiality (as determined by the Trust’s CCO). Any arrangement to disclose non-public information about the Fund’s portfolio must be approved by the Trust’s CCO. The Trust and the Advisor are prohibited from receiving compensation or other consideration in connection with disclosing information about the Fund’s portfolio to third parties.

Each Fund discloses on the Advisor’s website at www.westwoodetfs.com at the start of each Business Day the identities and quantities of the securities and other assets held by a Fund that will form the basis of the Fund’s calculation of its NAV on that day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. Each Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Under the Trust’s policies, the Advisor is permitted to include Fund portfolio information that has already been made public through the Funds’ website or SEC filing in marketing literature and other communications to shareholders or other parties, provided that, in the case of portfolio information made public solely through the Funds’ website, the information is disclosed no earlier than the day after the date of posting to the website.

Each Fund releases non-public portfolio holdings information to certain third-party service providers on a daily basis in order for those parties to perform their duties on behalf of a Fund. These service providers include the Funds’ Advisor, Distributor, Transfer Agent, Fund Accountant, Administrator and Custodian. Each Fund also periodically discloses portfolio holdings information on a confidential basis to other parties that provide services to the Fund, such as the Fund’s auditors, legal counsel, proxy voting services (if applicable), printers, brokers and pricing services. The lag between the date of the information and the date on which the information is disclosed will vary based on the nature of the services provided by the party to whom the information is disclosed. For example, the information may be provided to the Fund’s auditors within days after the end of the Fund’s fiscal year in connection with the Fund’s annual audit, while the information may be given to legal counsel at any time. Fund service providers are required to keep this information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Unites or trading shares of a Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day.

INVESTMENT ADVISORY AND OTHER SERVICES

General

Westwood Management Corp., a New York corporation formed in 1983, located at 200 Crescent Court, Suite 1200, Dallas, Texas 75201, is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Westwood is a wholly owned subsidiary of Westwood Holdings Group, Inc. (“Westwood Holdings”). As of September 30, 2025, Westwood had approximately $13.98 billion in assets under management.

The Trading Sub-Adviser. The Advisor has retained Vident Asset Management (“Vident” or the “Sub-Adviser”), located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009, to serve as trading sub-adviser for the Funds. The Sub-Adviser was established in 2016 and is owned by Vident Capital Holdings, LLC. Vident Capital Holdings, LLC is controlled by MM VAM, LLC, which is owned by Casey Crawford. As of September 30, 2025, the Sub-Adviser had approximately $19.60 billion in assets under management.

Pursuant to an Investment Sub-Advisory Agreement between the Advisor and the Sub-Adviser (the “Sub-Advisory Agreement”), the Sub-Adviser is responsible for trading portfolio securities on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Advisor, subject to the supervision of the Advisor and the Board. For the services it provides for the Funds, the Sub-Adviser is compensated by the Advisor from the management fees paid by each of the Funds to the Advisor, which fee is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund at the following rate: 0.05% of the Fund’s first $100 million of average daily net assets; 0.04% of the Fund’s next $250 million of average daily net assets; and 0.02% of the Fund’s average daily net assets over $350 million (subject to a minimum of $35,000 per year per Fund on the first six Westwood-managed funds that use the Sub-Adviser and subject to a maximum cap).

Manager-of-Managers Arrangement

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to a Fund. The Trust and the Advisor intend to apply for exemptive relief from the SEC (the “Order”), which will permit the Advisor, on behalf of the Funds and subject to the approval of the Board, including a majority of the independent members of the Board, to hire, and to modify any existing or future subadvisory agreement with, unaffiliated sub-advisers and affiliated sub-advisers, including sub-advisers that are wholly-owned subsidiaries (as defined in the 1940 Act) of the Advisor or its parent company and sub-advisers that are partially-owned by, or otherwise affiliated with, the Advisor or its parent company (the “Manager-of-Managers Structure”). The Advisor has the ultimate responsibility for overseeing a Fund’s sub-advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. Assuming the Order is granted, it will also provide relief from certain disclosure obligations with regard to sub-advisory fees. With this relief, a Fund may elect to disclose the aggregate fees payable to the Advisor and wholly-owned sub-advisers and the aggregate fees payable to unaffiliated sub-advisers and sub-advisers affiliated with Advisor or its parent company, other than wholly-owned sub-advisers. The Order will be subject to various conditions, including that a Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The Funds may also rely on any other current or future laws, rules or regulatory guidance from the SEC or its staff applicable to the Manager-of-Managers Structure. The sole initial shareholder of each Fund has approved the operation of the Fund under a Manager-of-Managers Structure with respect to any affiliated or unaffiliated subadviser, including in the manner that is permitted by the Order.

The Manager-of-Managers Structure will enable the Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of a Fund under the Manager-of-Managers Structure will not permit management fees paid by the Fund to the Advisor to be increased without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or material changes to sub-advisory agreements within 90 days of the change. Exemptive relief that has not been granted is subject to SEC approval, and there is no assurance the SEC will grant the requested relief.

Advisory Agreements with the Trust

The Trust and the Advisor expect to enter into an investment advisory agreement (the “Advisory Agreement”) with respect to each Fund. Under the Advisory Agreement, the Advisor serves as the investment advisor to each Fund and continuously reviews, supervises and administers the investment program of each Fund, subject to the supervision of, and policies established by, the Trustees.

Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Advisor has agreed to pay all expenses incurred by each Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability and litigation expenses, and other non-routine or extraordinary expenses.

After the initial two-year term, the continuance of the Advisory Agreement with respect to each Fund must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement with respect to each Fund is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Advisor may also terminate the Advisory Agreement on not less than 30 days’ nor more than 60 days’ written notice to the Trust. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

No Fund has commenced operations as of the date of this SAI, and therefore there are no management fees to report.

The Sub-Advisory Agreement is expected to be approved by the Trustees (including all the Independent Trustees) in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in force for an initial period of up to two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to each of the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a particular Fund. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares or by the Advisor on not less than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Agreement.

Portfolio Managers

Potential Conflicts of Interest

The Westwood portfolio managers’ management of other registered investment companies, other pooled investment vehicles, and other accounts (collectively referred to as “other accounts”) may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Advisor’s trade allocation policy is to aggregate client transactions, including the Funds’, where possible when it is believed that such aggregation may facilitate the Advisor’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro-rata based on each client’s participation in the transaction. The Advisor generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Advisor’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Advisor prohibits late trading, frequent trading and/or market timing in the Funds and monitors trades daily to ensure this policy is not violated.

The Vident portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Sub-Adviser could favor one account over another. Another potential conflict could include the Sub-Adviser’s knowledge about the size, timing and possible market impact of

Fund trades, whereby the Sub-Adviser could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Managers

Westwood Enhanced Income Opportunity ETF is team managed by Adrian Helfert – Senior Vice President and Chief Investment Officer of Alternative and Multi-Asset Investments, Scott Barnard, CFA®, Senior Vice President and Fixed Income Portfolio Manager, and Ben Chittenden, CFA®, Senior Vice President and Portfolio Manager, each at Westwood, and Yin Bhuyan, Senior Portfolio Manager, Jeff Kernagis, CFA®, Senior Portfolio Manager, and Austin Wen, CFA®, Senior Portfolio Manager, each at Vident.

Westwood Enhanced Multi-Asset Income ETF is team managed by Mr. Helfert, Mr. Barnard, and Hussein Adatia, Senior Vice President and Portfolio Manager, each at Westwood, and Yin Bhuyan, Senior Portfolio Manager, Jeff Kernagis, CFA®, Senior Portfolio Manager, and Austin Wen, CFA®, Senior Portfolio Manager, each at Vident.

Westwood Enhanced Alternative Income ETF is team managed by Mr. Helfert and Christopher Hartman – Senior Vice President and Portfolio Manager, each at Westwood, and Yin Bhuyan, Senior Portfolio Manager, Jeff Kernagis, CFA®, Senior Portfolio Manager, and Austin Wen, CFA®, Senior Portfolio Manager, each at Vident.

Compensation

Westwood compensates Mr. Helfert, Mr. Barnard, Mr. Chittenden, Mr. Adatia and Mr. Hartman for their management of their respective Fund. Each of these portfolio managers compensation consists of base salary, participation in an incentive compensation plan and a full benefits package. Base salary levels are maintained at levels that Westwood’s compensation committee deems to be commensurate with similar companies in the asset management industry based on industry compensation surveys. Incentive compensation is based on a percentage of revenue earned by Westwood on investment strategies managed by the portfolio managers. Incentive awards under the plan may be paid in a combination of cash, deferred cash and/or Westwood restricted stock. In determining incentive compensation and annual merit-based salary increases, employees on the investment team are evaluated according to a combination of quantitative and qualitative factors. Other benefits, such as profit sharing, health insurance, life insurance, short- and long-term disability insurance, and a 401(k) plan with employer matching, are also available.

The Portfolio Managers of the Sub-Adviser are compensated by the Sub-Adviser in the form of a fixed base salary and discretionary bonus that is not tied to the performance of the Funds.

Other Accounts Managed by Portfolio Managers

The following tables reflect information regarding accounts other than the Funds for which each portfolio manager to the Funds has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), the information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below is the chart of each portfolio manager’s investments in the Fund they manage as of a recent practicable date.

Mr. Helfert:

Type of Account*	Number of Accounts Managed*	Total Assets Managed *	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based *
Registered Investment Companies	8	$1,045,294,129	2	$240,630,177
Other Pooled Investment Vehicles	5	$262,689,543	0	$0
Other Accounts	89	$761,074,090	0	$0

*	as of September 30, 2025

Mr. Barnard:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	2	$655,469,547	1	$110,739,159
Other Pooled Investment Vehicles	2	$145,326,127	0	$0
Other Accounts	17	$633,632,661	0	$0

*	as of September 30, 2025

Mr. Chittenden:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	1	$544,730,388	0	$0
Other Pooled Investment Vehicles	2	$145,326,127	0	$0
Other Accounts	7	$630,021,209	0	$0

*	as of September 30, 2025

Mr. Adatia:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	1	$110,739,159	1	$110,739,159
Other Pooled Investment Vehicles	2	$57,080,718	0	$0
Other Accounts	5	$1,911,013	0	$0

*	as of September 30, 2025

Mr. Hartman:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	2	$129,891,018	1	$129,891,018
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	7	$3,277,049	0	$0

*	as of September 30, 2025

Ms. Bhuyan:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	40	$2,364,764,843	0	$0
Other Pooled Investment Vehicles	3	$36,102,038	0	$0
Other Accounts	0	$0	0	$0

*	as of October 31, 2025

Mr. Kernagis:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	8	$1,166,331,884	0	$0
Other Pooled Investment Vehicles	1	$27,246,147	0	$0
Other Accounts	0	$0	0	$0

*	as of October 31, 2025

Mr. Wen:

Type of Account*	Number of Accounts Managed*	Total Assets Managed*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based*
Registered Investment Companies	78	$9,856,666,100	0	$0
Other Pooled Investment Vehicles	20	$5,283,551,348	0	$0
Other Accounts	0	$0	0	$0

*	as of October 31, 2025

Ownership of Fund Shares

As of the date of this SAI, the Portfolio Managers did not own any shares of the Funds since the Funds had not commenced operations prior to such date.

Codes of Ethics

The Trust, the Advisor, the Sub-Adviser and Northern Lights Distributors, LLC (the “Distributor”) have each adopted a Code of Ethics (each a “COE” and collectively, the “COEs”) designed to prevent their respective personnel subject to the COE from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the COEs). These COEs permit personnel subject to the COEs to invest in securities, including securities that may be purchased or held by the Funds, but prohibit such personnel from engaging in personal investment activities that compete with or attempt to take advantage of the Funds’ planned portfolio transactions. Each of these parties monitors compliance with its respective COE.

Proxy Voting

The Trust and the Advisor have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Advisor are attached to this SAI as Appendix B and Appendix C, respectively.

The Trust is required to disclose annually the Funds’ complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record will be available: (i) without charge, upon request, by calling 1-877-FUND-WHG (1-877-386-3944) and (ii) on the SEC’s website at sec.gov.

Administrator and Fund Accountant

Ultimus Fund Solutions, LLC (“Ultimus”) located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, and fund accountant (the “Fund Accountant”) to the Funds pursuant to an ETF Master Services Agreement (the “Master Services Agreement”).

As Administrator, Ultimus assists in supervising all operations of each Fund (other than those performed by the Advisor under each Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Master Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to each Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	files each Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for each Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the NAV per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining NAV; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Ultimus receives fees from each Fund for its services as Administrator and Fund Accountant, and is reimbursed for certain expenses assumed pursuant to the Master Services Agreement.

The Master Services Agreement between the Trust, on behalf of each Fund, and Ultimus, unless otherwise terminated as provided in the Master Services Agreement, is renewed automatically for successive one-year periods after the initial term.

The Master Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Master Services Agreement relates, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Each Fund is new, therefore, there are no fund administration, fund accounting or transfer agent fees to report.

Custodian and Transfer Agent

Brown Brothers Harriman & Co. (“BBH” or “Custodian”), located at 50 Post Office Square, Boston, Massachusetts 02110, is Custodian of each Fund’s investments. The Custodian acts as each Fund’s depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. BBH also serves as each Fund’s Transfer Agent. As each Fund recently commenced operations, it does not have any payments for these services to report.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for each Fund. Cohen & Company, Ltd. audits the annual financial statements of the Funds. Cohen & Company Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services to the Funds, as requested.

Legal Counsel

Sullivan & Worcester LLP, located at 1666 K Street NW, Washington, DC 20006, serves as legal counsel for the Trust and the Independent Trustees.

Compliance Consulting Agreement

Under the terms of a Compliance Consulting Agreement with the Trust, Northern Lights Compliance Services, LLC (“NLCS”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, provides an individual with the requisite background and familiarity with the Federal securities laws to serve as the Trust’s CCO and to administer the Trust’s compliance policies and procedures. For these services, the Fund pays NLCS a base fee of $12,000 per annum, plus an asset-based fee computed at the annual rate of 0.005% of the average net assets of the Fund over $500 million up to $1.5 billion; 0.0025% of the average net assets of the Fund over $1.5 billion up to $3 billion; and 0.00125% of the average net assets of the Fund over $3 billion. In addition, the Fund reimburses NLCS for its reasonable out-of-pocket expenses relating to these compliance services. The Funds have not commenced operations as of the date of this SAI, therefore the Funds have not paid NLCS for compliance services.

INVESTMENT OBJECTIVES AND POLICIES

The principal investment strategies and principal risks of investing in the Funds are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objectives and policies of a Fund may be changed without shareholder approval.

Westwood Enhanced Income Opportunity ETF

The primary investment objective of the Westwood Enhanced Income Opportunity ETF is to provide current income. A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation. Under normal circumstances, the Fund seeks to meet its investment objectives by investing generally more than 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying and/or interest-bearing securities. The Fund currently expects to write call options for the purpose of generating realized gains and distributable cash flow to investors.

Westwood Enhanced Multi-Asset Income ETF

The primary investment objective of the Westwood Enhanced Multi-Asset Income ETF is to provide current income. A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation. The Fund has flexibility to achieve its investment objectives and invests in a broad range of income-producing securities, including debt and equity securities in the U.S. and other markets throughout the world, both developed and emerging. The Fund currently expects to write call options for the purpose of generating realized gains and distributable cash flow to investors.

Westwood Enhanced Alternative Income ETF

The primary investment objective of the Westwood Enhanced Alternative Income ETF is to provide current income. A secondary investment objective of the Fund is to provide the opportunity for long-term capital appreciation. The Fund seeks to achieve its objectives by investing mainly in income-producing convertible securities and equity securities, with covered calls written on the equity positions it holds. The Fund currently expects to write call options for the purpose of generating realized gains and distributable cash flow to investors.

There can be no assurance that a Fund will achieve its investment objectives.

The Board can change each Fund’s investment objectives and strategies without shareholder approval. Shareholders will receive written notice at least 60 days prior to any change of a Fund’s investment objectives.

Each Fund

At any given time, each Fund’s portfolio will have some or all of the types of investments described below. A description of each Fund’s investment policies and restrictions and more information about the Fund’s portfolio investments are contained in this SAI and the Prospectus.

INVESTMENT RESTRICTIONS

The percentage restrictions referenced in this SAI or the Prospectus concerning borrowing must be met at all times. All other percentage restrictions referenced in this SAI or the Prospectus of the Funds are measured at the time of investment, whether or not the particular percentage restriction uses such language. With the exception of the restrictions on borrowing, if a percentage restriction on investment or use of assets discussed in this SAI or any prospectus related to the Funds is adhered to at the time a transaction is effected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

Each Fund’s fundamental policies listed below shall not be changed without an affirmative vote of a majority of the Fund’s voting securities, which means the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Non-fundamental restrictions are subject to change by the Board without shareholder approval.

When submitting an investment restriction change to the holders of a Fund’s outstanding voting securities, the matter shall be deemed to have been effectively acted upon if a majority of the outstanding voting securities of the Fund vote for the approval of the matter, notwithstanding that the matter has not been approved by: (1) the holders of a majority of the outstanding voting securities of any other series of the Trust affected by the matter; and (2) the vote of a majority of the outstanding voting securities of the Trust as a whole.

Fundamental Investment Restrictions

To the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the SEC or its staff, each Fund:

1.	May not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	May not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	May not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	May not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	May not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	May not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Restrictions

The following investment limitations are non-fundamental and may be changed by the Board without shareholder approval.

In addition, the investment objectives of the Funds are non-fundamental policies that may be changed by the Board without shareholder approval.

The Funds:

1.	May not borrow money from a bank in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies that either obligate a Fund to purchase securities or require a Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. Asset coverage of at least 300% is required for all borrowing, except where a Fund has borrowed money, from any source, for temporary purposes in an amount not exceeding 5% of its total assets.

2.	May not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

3.	May not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

With respect to these policies and other policies and investment restrictions described herein (except each Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction.

SECURITY TYPES

The security types in which the Funds may invest (as discussed in each Fund’s “Fund Summary” section in the Prospectus or in this SAI) are as follows:

American Depositary Receipts. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of a Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Equipment Trust Certificates (“ETCs”) and Enhanced Equipment Trust Certificates (“EETCs”). ETCs and EETCs are types of asset-backed securities that generally represent undivided fractional interests in a trust whose assets consist of a pool of equipment retail installment contracts or leased equipment. EETCs are similar to ETCs, except that the securities have been divided into two or more classes, each with different payment priorities and asset claims. ETCs and EETCs are typically issued by specially-created trusts established by airlines, railroads, or other transportation firms. The proceeds of ETCs and EETCs are used to purchase equipment, such as airplanes, railroad cars, or other equipment, which may in turn serve as collateral for the related issue of the ETCs or EETCs, and the title to such equipment is held in trust for the holders of the issue. The equipment generally is leased from the specially-created trust by the airline, railroad or other firm, which makes rental or lease payments to the specially-created trust to provide cash flow for payments to ETC and EETC holders. Holders of ETCs and EETCs must look to the collateral securing the certificates, typically together with a guarantee provided by the lessee firm or its parent company for the payment of lease obligations, in the case of default in the payment of principal and interest on the ETCs or EETCs. ETCs and EETCs are subject to the risk that the lessee or payee defaults on its payments, and risks related to potential declines in the value of the equipment that serves as collateral for the issue. During periods of deteriorating economic conditions, such as recessions, defaults on payments generally increase, sometimes dramatically. ETCs and EETCs are generally regarded as obligations of the company that is leasing the equipment and may be shown as liabilities in its balance sheet as a capitalized lease in accordance with generally accepted accounting principles. The lessee company, however, does not own the equipment until all the certificates are redeemed and paid. In the event the company defaults under its lease, the trustee may terminate the lease. If another lessee is not available, then payments on the certificates would cease until another lessee is available.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. A Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When a Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by a Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When a Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, a Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

A Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, a Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to a Fund).

Bank loans may not be considered “securities,” and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of a Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser's abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Unfunded commitments are contractual obligations pursuant to which a Fund agrees in writing to make one or more loans up to a specified amount at one or more future dates. The underlying loan documentation sets out the terms and conditions of the lender’s obligation to make the loans as well as the economic terms of such loans. Loan commitments are made pursuant to a term loan, a revolving credit line or a combination thereof. A term loan is generally a loan in a fixed amount that borrowers repay in a scheduled series of repayments or a lump-sum payment at maturity. A revolving credit line permits borrowers to draw down, repay, and reborrow specified amounts on demand. The portion of the amount committed by a lender that the borrower has not drawn down is referred to as “unfunded.” Loan commitments may be traded in the secondary market through dealer desks at large commercial and investment banks although these markets are generally not considered liquid. They also are difficult to value. Borrowers pay various fees in connection with loans and related commitments, and typically a Fund receives a commitment fee for amounts that remain unfunded under its commitment.

Unfunded loan commitments expose lenders to credit risk. A lender typically is obligated to advance the unfunded amount of a loan commitment at the borrower’s request, subject to satisfaction of certain contractual conditions, such as the absence of a material adverse change. Borrowers with deteriorating creditworthiness may continue to satisfy their contractual conditions and therefore be eligible to borrow at times when the lender might prefer not to lend. In addition, a lender may have assumptions as to when a borrower may draw on an unfunded loan commitment when the lender enters into the commitment. If the borrower does not draw as expected, the commitment may not prove as attractive an investment as originally anticipated.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Equity Securities. Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities, in general, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value (“NAV”) of the Fund to fluctuate. The Funds purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Exchange-Traded Funds. An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Alternatively, an ETF may be actively managed pursuant to a particular investment strategy, similar to other non-index based investment companies. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the securities in which the ETF invests, although lack of liquidity in an ETF could result in it being more volatile than the ETF's holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Large Capitalization Issuers. Stocks of larger companies may underperform relative to those of small and midsized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities.

Derivatives. Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Funds may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Funds may also invest in derivatives with the goal of protecting themselves from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Funds to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Funds’ investment objectives and is legally permissible, the Funds may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by a Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund complies with Rule 18f-4 under the 1940 Act (the “Derivatives Rule”). Among other things, the Derivatives Rule requires certain funds that invest in derivative instruments beyond a specified limited amount (generally greater than 10% of a Fund’s net assets) to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. To the extent a Fund uses derivative instruments (excluding certain currency and interest rate hedging transactions) in a limited amount (up to 10% of a Fund’s net assets), it will not be subject to the full requirements of the Derivatives Rule. In addition, to the extent that a Fund enters into reverse repurchase agreements or similar financing transactions, the Fund may elect to either treat all of its reverse repurchase agreements or similar financing transactions as derivatives transactions for purposes of the Derivatives Rule or comply (with respect to reverse repurchase agreements or similar financing transactions) with the asset coverage requirements under Section 18 of the 1940 Act. The requirements of the Derivatives Rule may limit a Fund’s ability to engage in derivates transactions as part of its investment strategy. In addition, the requirements of the Derivatives Rule may increase the costs of a Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the Fund’s performance.

CFTC Regulations. Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), a Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Funds, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 with respect to the Funds’ operations. Therefore, the Funds will not be subject to regulation as commodity pools under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Funds. As a result, the Funds will be limited in their ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Funds’ investment strategies and may adversely affect the Funds’ performance.

Commodity Futures and Options on Commodity Futures

Futures contracts and options on futures contracts allow for the future sale or purchase of a specified amount of a specific commodity at a specified future time and at a specified price. The purchase of a futures contract enables a Fund, during the term of the contract, to lock in a price at which it may purchase a commodity and protect against a rise in prices. Futures contracts enable the seller to lock in a price at which it may sell a commodity and protect against declines in the value of the commodity. An option on a futures contract gives the purchaser the right (in exchange for a premium) to assume a position in a futures contract at a specified exercise price during the term of the option.

Commodity Swaps

Commodity swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodities futures or options contract. The payment streams are calculated by reference to an agreed-upon notional amount. Swaps will normally be entered into on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund (whether directly or through a subsidiary) receiving or paying, as the case may be, only the net amount of the two payments. A Fund’s obligations (whether directly or through a subsidiary) under a swap agreement will be accrued daily (offset against any amounts owing to a Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of a Fund.

Commodity-Linked Notes

Commodity-linked notes are derivative debt instruments whose principal and/or interest payments are linked to the price movement of a commodity, commodity index or commodity futures or option contract. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount.

This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily NAV, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

■	Purchasing Put and Call Options

When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

■	Allowing it to expire and losing its entire premium;

■	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

■	Closing it out in the secondary market at its current price.

■	Selling (Writing) Put and Call Options

When a Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when a Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

A Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. A Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Funds are permitted to write only “covered” options. At the time of selling a call option, a Fund may cover the option by owning, among other things:

■	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

■	A call option on the same security or index with the same or lesser exercise price;

■	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

■	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

■	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, a Fund may cover the option by, among other things:

■	Entering into a short position in the underlying security;

■	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

■	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

■	Maintaining the entire exercise price in liquid securities.

■	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

■	Options on Credit Default Swaps

An option on a credit default swap gives the holder the right to enter into a credit default swap at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the credit default swap relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

■	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. A Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

■	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Funds may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. The Funds may use foreign currency options given the same circumstances under which they could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which a Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if a Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options.

■	Combined Positions

The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

■	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

■	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

■	Do not require an initial margin deposit; and

■	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

■	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency. A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Structured Notes. A structured note is a debt obligation that may contain an embedded derivative component with characteristics that adjust the security’s risk/return profile. The return performance of a structured note will track that of the underlying debt obligation and the derivative embedded within it. A structured note is a hybrid security that attempts to change its profile by including additional modifying structures.

Certain Funds investing in commodities will effect such investment primarily through the purchase of a leveraged structured note. A Fund’s Adviser and/or the Sub-Adviser, as appropriate, will attempt to provide non-leveraged index-like exposure by investing a separate pool of assets in high quality bonds, such as those issued by the U.S. Treasury and U.S. Government agencies. The combination of the leveraged structured note and the separate pool of high-quality bonds is designed to replicate the performance of the broad commodities markets and will be managed for the exposure to the commodities market. For example, if a Fund were to hold a structured note with three times exposure to a specified commodity index and the Fund’s Adviser and/or the Sub-Adviser, as appropriate, hoped to achieve $15 million in exposure, the Adviser and/or Sub-Adviser, as appropriate, would invest $5 million in the structured note and $10 million in high-quality bonds. When the investment performance of the structured note and high-quality bonds is viewed together, the total investment is designed to approximate the unleveraged performance of the index underlying the structured note.

Equity-Linked Securities. The Funds may invest in privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of securities, or sometimes a single stock (referred to as “equity-linked securities”). These securities are used for many of the same purposes as derivative instruments and share many of the same risks. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid investments.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the swap agreement. The Funds will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

■	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

■	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument, which may be a single asset, a pool of assets or an index of assets, during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to a Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

■	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

■	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

■	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

■	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by a Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap. Investing in credit default swap indexes allows a Fund to manage credit risk or take a position on a basket of debt obligations more efficiently than transacting in single name credit default swaps.

A credit default swap index product (sometimes referred to as a “CDX index”) is an equally-weighted credit default swap index. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as North American investment grade, high volatility investment grade, below investment grade, as well as emerging markets, and provide investors with exposure to specific “baskets” of issuers of bonds or loans. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.

■	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Fixed Income Securities. Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund’s NAV.

FLexible EXchange® (“FLEX”) Options. FLEX Options are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) shares of the reference asset at the strike price.

Foreign Securities. Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause the Fund to incur losses.

Investments in Emerging Markets. “Emerging markets” include countries in the MSCI Emerging Markets Index, and other countries that the Funds consider to be equivalent to those in that index based on their level of economic development or the size and experience of their securities markets. The Funds consider a company to be an emerging market company if (i) at least 50% of the company’s assets are located in emerging markets; (ii) at least 50% of the company’s revenues are generated in emerging markets; or (iii) the company is domiciled in an emerging market.

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of a Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Funds or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Funds may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Inflation-Indexed (or Inflation-Linked) Bonds. Inflation-indexed bonds are fixed-income securities the principal value of which is periodically adjusted according to the rate of inflation. Inflation-indexed bonds are issued by governments, their agencies or instrumentalities and corporations. Two structures are common: The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon. The principal amount of an inflation-indexed bond is adjusted in response to changes in the level of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, and therefore, the principal amount of such bonds cannot be reduced below par even during a period of deflation. However, the current market value of these bonds is not guaranteed and will fluctuate, reflecting the risk of changes in their yields. In certain jurisdictions outside the United States, the repayment of the original bond principal upon the maturity of an inflation-indexed bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. The interest rate for inflation-indexed bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements in the Consumer Price Index.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Lower Rated Investments. Lower rated investments (commonly referred to as “junk”) are of below investment grade quality and generally provide greater income potential and/or increased opportunity for capital appreciation than higher quality investments but they also typically entail greater potential price volatility and principal and income risk. Lower rated investments are regarded as predominantly speculative with respect to the entity’s continuing ability to make timely principal and interest payments. Also, their yields and market values may fluctuate more than higher rated investments. Fluctuations in value do not affect the cash income from lower rated investments but are reflected in the Fund’s net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower rated and unrated investments to be less creditworthy. The secondary market for lower rated investments may be less liquid than the market for higher grade investments and may be more severely affected than other financial markets by economic recession or substantial interest rate increases, changing public perceptions, or legislation that limits the ability of certain categories of financial institutions to invest in lower rated investments.

Master Limited Partnerships. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for U.S. federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector. MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP I-Shares. Issuers of MLP I-Shares use the proceeds from the sale of MLP I-Shares to purchase limited partnership interests in the MLP in the form of MLP i-units. Thus, MLP I-Shares represent an indirect interest in an MLP limited partnership interest. MLP i-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. MLP I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. MLP I-Shares differ from MLP common units in a number of respects, including that instead of receiving cash distributions, holders of MLP I-Shares will typically receive distributions of additional MLP I-Shares with a value equal to the cash distributions received by common unit holders. MLP I-Shares are traded on securities exchanges. As discussed further below in the “Taxes” section, a Fund’s investment in one or more MLPs that are treated as qualified publicly traded partnerships is limited under the “Asset Test” to no more than 25% of the value of the Fund’s assets. However, because certain issuers of MLP I-Shares are treated as corporations and not partnerships for U.S. federal income tax purposes, a Fund’s investment in such MLP I-Shares is generally not counted for purposes of this 25% limitation. Unlike an interest in an MLP taxed as a partnership, returns from investments in MLP I-Shares issued by entities taxed as corporations for U.S. federal income tax purposes would be affected by a corporate level tax imposed at the entity level.

Money Market Securities. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (“NRSRO”), such as S&P or Moody’s, or determined by the Adviser to be of comparable quality at the time of purchase;

short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix B – Description of Ratings” to this SAI.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by private entities or various governmental and government-related entities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing a Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage backed security sooner than expected. When prepayment occurs, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities. A TBA (To Be Announced) transaction is a contract for the purchase or sale of a mortgage-backed security for future settlement at an agreed upon date but does not include a specified mortgage pool number, number of mortgage pools, or precise amount to be delivered.

Municipal Securities. Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes(notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

● Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

● Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

● Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

Real Estate Investment Trusts (“REITs”). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level U.S. federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Funds invest may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

● Real Estate Companies’ Securities. The Funds may be subject to the risks associated with the direct ownership of real estate. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences.

Repurchase Agreements. The Funds may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.

The investments of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Restricted and Illiquid Investments. Each Fund may purchase illiquid investments, including investments that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, a Fund’s illiquid investments are subject to the risk that the security’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. A Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Illiquid investments may include a wide variety of investments, such as repurchase agreements maturing in more than seven days, OTC options contracts and certain other derivatives (including certain swap agreements), fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), participation interests in loans, commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a Fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the Board. Under the supervision of the Board, the Adviser determines the liquidity of the Funds’ investments.

Reverse Repurchase Agreements. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by a Fund. At the time a Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by a Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

A Fund may enter into dollar rolls. When a Fund enters into a dollar roll, the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase, as well as the interest earned on the cash proceeds of the initial sale. Entering into dollar rolls by a Fund may be considered a form of borrowing for some purposes.

Securities of Other Investment Companies. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in investment companies, including ETFs.

For hedging or other purposes, the Funds may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

The Funds may rely upon any applicable statutory or regulatory exemption in investing in other investment companies. For example, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the statutory limitations in Section 12(d)(1) of the 1940 Act, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d1-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Funds expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Short Sales. If consistent with a Fund’s investment objective, the Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund’s short position.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Trust Preferred Securities. The Funds may invest in trust preferred securities, which are hybrid instruments issued by a special purpose trust (“Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of trust preferred securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of trust preferred securities, such as a Fund, would be required to accrue daily for U.S. federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of trust preferred securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust preferred securities may be subject to mandatory prepayment under certain circumstances. The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and, unless and until registered, are restricted securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Funds, to sell their holdings.

U.S. Government Securities. Each Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae passthrough certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Funds’ shares.

Government-Sponsored Enterprises (“GSEs”) are privately-owned corporations created by Congress to provide funding and help to reduce the cost of capital for certain borrowing sectors of the economy such as homeowners, students, and farmers. GSE securities are generally perceived to carry the implicit backing of the U.S. Government, but they are not direct obligations of the U.S. Government and therefore are not guaranteed by the U.S. Government. As such, GSEs are different from “agencies,” which have the explicit backing of the U.S. Government.

U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as STRIPS. The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

When-Issued, Delayed-Delivery and Forward Commitments. A Fund may purchase securities on a when-issued basis, may purchase and sell such securities on a delayed-delivery basis, and may enter into contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (i.e., forward commitments). When-issued or forward settling securities transactions that physically settle within 35-days are deemed not to involve a senior security; otherwise, when-issued or forward settling securities transactions must comply with the requirements of the Derivatives Rule. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Zero Coupon Bonds. These securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. A Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities, such as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”), that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Funds’ investment activities will be successful or that the Funds’ shareholders will not suffer losses.

Additional information concerning investment techniques and risks associated with certain of the Funds’ investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to each of the Funds. From time to time, particular Funds may purchase these securities or enter into these strategies to an extent that is more than incidental. Certain of the Funds may be restricted or prohibited from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Bank Obligations Risk

Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances, along with notes issued by banking institutions, are only as secure as the creditworthiness of the issuing or accepting depository institution. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Cash and Cash Equivalents Risk

Each Fund may, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objectives. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Commercial Paper and Variable Amount Demand Master Notes Risk

Each Fund may invest in commercial paper, which represent short-term unsecured promissory notes issued (in bearer form) by banks or bank holding companies, corporations and finance companies. A Fund may also invest in variable amount demand master notes, which are corporate obligations of issuing organizations that share the credit profile of commercial paper (e.g., banks or corporations). The distinct difference between commercial paper and variable amount demand master notes is in the liquidity characteristics of the issuance. While commercial paper is mostly negotiable, with a robust secondary trading market for rated issuers, variable amount demand master notes are issued by a bank or corporation and liquidated on demand. Further, there is no secondary market for variable amount demand master notes. Typically, the issuance of a variable amount demand master note consists of two parts, an “A” note and a “B” note. Both carry an interest rate higher than the commercial paper issued by the same issuer, meant to compensate for the increased liquidity risk. Most often the “A” note is for a fixed investment amount, and can only be redeemed with a fixed notice, such as six to 12 months. The “B” note can be redeemed at any time for any amount presently outstanding.

In selecting commercial paper and other corporate obligations for investment by a Fund, the Advisor also considers information concerning the financial history and condition of the issuer and its revenue and expense prospects. If commercial paper or another corporate obligation held by a Fund is assigned a lower rating or ceases to be rated, the Advisor will promptly reassess whether that security presents credit risks consistent with the Fund’s credit quality restrictions and whether the Fund should continue to hold the security in its portfolio. If a portfolio security no longer presents credit risks consistent with the Fund’s credit quality restrictions or is in default, the Fund will dispose of the security as soon as reasonably practicable unless the Advisor determines that to do so is not in the best interests of the Fund and its shareholders. Variable amount demand master notes with demand periods of greater than seven days will be deemed to be liquid and only if they are determined to be so in compliance with procedures approved by the Board.

Commodities Risk

Each Fund, subject to its investment strategies and policies, may invest in commodities. Exposure to the commodities markets may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, natural disasters or other extreme weather conditions, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which a Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

Commodities markets generally, and the energy sector specifically, have been adversely impacted by, among other things, public opinion regarding the use of oil and other commodities, and global events affecting the production of oil and other commodities. The continued and future impact on such commodities markets is unknown and may last for an extended period of time.

Commodity-Linked Securities Risk

Each Fund, subject to its investment strategies and policies, may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. A Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in a subsidiary. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by a Fund and/or a subsidiary may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, a Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on a Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Conflicts of Interest of the Advisor

Conflicts of interest may arise because the Adviser and its affiliates generally carry on substantial investment activities for other clients in which the Funds will have no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Funds. Any of their proprietary accounts and other customer accounts may compete with the Funds for specific trades. The Adviser or its affiliates may buy or sell securities for a Fund which differ from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to those of a Fund. Situations may occur when a Fund could be disadvantaged because of the investment activities conducted by the Adviser or its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for a Fund and the other accounts, thereby limiting the size of a Fund’s position, or the difficulty of liquidating an investment for a Fund and the other accounts where the market cannot absorb the sale of the combined position. A Fund’s investment opportunities may be limited by affiliations of Westwood or its affiliates with MLPs. In addition, to the extent that the Westwood sources and structures private investments in MLPs, certain employees of Westwood may become aware of actions planned by these companies, such as acquisitions, which may not be announced to the public. Although Westwood maintains procedures to ensure that any material non-public information available to certain Westwood employees not be shared with those employees responsible for the purchase and sale of publicly traded securities, it is possible that the Funds could be precluded from investing in a company about which the Adviser has material non-public information.

The Adviser also manages other funds that have investment objectives and strategies that are similar to and/or overlap with those of the Funds (collectively, “Affiliated Funds”). In particular, certain Affiliated Funds invest in MLPs. Furthermore, the Adviser may, at some time in the future, manage other investment funds with the same investment objectives as the Funds. Investment decisions for the Funds are made independently from those of the Adviser’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold are allocated among the clients on a good faith equitable basis by the Adviser in their discretion in accordance with the clients’ various investment objectives and procedures adopted by the Adviser and approved by the Board. In some cases, this system may adversely affect the price or size of the position that a Fund may obtain. In other cases, however, the Funds’ ability to participate in volume transactions may produce better execution for the Funds.

Each Fund and its affiliates, including Affiliated Funds, may be precluded from co-investing in private placements of securities, including in any portfolio companies that the Adviser. The Adviser will allocate private investment opportunities among their clients, including the Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount of funds that each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to a Fund. The policies contemplate that the Adviser will exercise discretion, based on several factors relevant to the determination, in allocating the entirety, or a portion, of such investment opportunities to an Affiliated Fund, in priority to other prospectively interested advisory clients, including the Funds. In this regard, when applied to specified investment opportunities that would normally be suitable for the Funds, the allocation policies may result in certain Affiliated Funds having greater priority than the Funds to participate in such opportunities depending on the totality of the considerations, including, among other things, a Fund’s available capital for investment, its existing holdings, applicable tax and diversification standards to which a Fund may then be subject and the ability to efficiently liquidate a portion of its existing portfolio in a timely and prudent fashion in the time period required to fund the transaction.

The investment management fee paid to the Adviser is based on the value of the Fund’s assets, as periodically determined. A percentage of the Fund’s assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although the Fund has adopted valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security.

Convertible Securities Risk

Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which a Fund may invest consist of bonds, notes, debentures, and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, such Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.

 In carrying out this policy, a Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Funds will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the opinion of the Advisor. Certain Funds will only invest in investment-grade convertible securities (those rated in the top four categories by Moody’s).

Counterparty Risk

In general, a derivative contract typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of a security, currency or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative contract. Many of these derivative contracts will be privately negotiated in the OTC market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated OTC contract calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, a Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses by the Fund.

Credit Risk

Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of a Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if a Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Currency Risk

Each Fund, subject to its investment strategies and policies, may invest in foreign securities, The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to gain exposure to a particular currency or currencies as a part of the Funds’ investment strategies, when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty. Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Advisor may be incorrect in its forecasts of market value and currency exchange rates.

Cybersecurity Risk

The use of technology has become more prevalent in the Funds’ management and operations. As a result, the Funds have become more susceptible to risks associated with breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Funds to lose proprietary information, suffer data corruption and/or destruction, or lose operational capacity. Cybersecurity breaches may involve unauthorized access to the Funds’ digital information systems (e.g., through “hacking,” “phishing,” or malicious software coding), or attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Additionally, the Fund is exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. A cybersecurity or operational breach may result in financial losses to the Funds; the inability of the Funds to process transactions or conduct trades; delays or mistakes in materials provided to shareholders or the calculation of Funds’ net asset values; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. In addition, the foregoing risks may adversely impact the Advisor, the Distributor and other service providers to the Funds, as well as financial intermediaries, companies in which the Funds invest and parties with which the Funds do business, which could result in losses to the Funds and shareholders and disruptions to the conduct of business between the Funds, shareholders, the Funds’ service providers and/or financial intermediaries.

Cybersecurity breaches of the Funds’ third-party service providers or issuers that the Funds invest in can also subject the Funds to many of the same risks associated with direct cybersecurity breaches. While measures have been developed that are designed to reduce cybersecurity risks, there is no guarantee that those measures will be effective, particularly since the Funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries and other parties with which the Funds transact, including companies in which the Funds invest.

In light of recent broad-based cybersecurity attacks, legislators and regulators at both the federal and state levels continue to propose new and more robust privacy-related laws, including the California Consumer Privacy Act of 2018. Such privacy-related laws could expose the Funds to the risks of legal or regulatory proceedings against the Funds by governmental authorities, third-party vendors, or others, which could adversely affect the Funds.

With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, the Funds’ service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Funds and their shareholders. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).

A cybersecurity breach could result in the loss or theft of customer data or funds, loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Advisor, a manager, or other service providers to incur regulatory penalties, reputational damage, additional compliance costs, litigation costs or financial loss. In addition, such incidents could affect issuers in which a Fund invests and thereby cause the Fund’s investments to lose value.

The Funds are exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Funds’ service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises may adversely affect the Funds’ ability to conduct business, in particular if the Funds’ employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Funds’ employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Funds’ business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.

Depositary Receipts Risk

Each Fund may purchase sponsored or unsponsored ADRs, EDRs, and GDRs (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the U.S. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In un-sponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases, it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, a Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Derivatives Risk

Each Fund, subject to its investment strategies and policies, may purchase and write call and put options on securities, securities indices and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. A Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. A Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The Funds consider derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of a Fund, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to correctly forecast interest rates and other economic factors. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. A Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Privately negotiated derivatives typically may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms. Therefore, it may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a privately negotiated derivative prior to its scheduled termination date, which creates a possibility of increased volatility and/or decreased liquidity for the Fund.

Investment in futures-related and commodity-linked derivatives may subject a Fund to additional risks, and in particular may subject a Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies (“RICs”) under Subchapter M of the Code, a Fund must derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if a Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to RICs under Subchapter M of the Code.

For funds using a significant amount of derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations; (ii) a written derivatives risk management program; (iii) Board oversight responsibilities; and (iv) reporting and recordkeeping requirements. The Derivatives Rule provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, the Derivatives Rule provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements.

Dividend-Harvesting Strategy Risk

Each Fund may use a dividend-harvesting strategy. A dividend-harvesting strategy is an income-producing strategy in which a particular security that is expected to pay a dividend in the near-term is purchased, the security is held until its dividend is paid, and then the security is sold in order to purchase another security about to pay a dividend.

Emerging Market Risk

Each Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Equity Securities Risk

Each Fund may invest in equity securities without regard to market capitalization. Equity securities consist of exchange-traded, OTC and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests, private investments in public equities, depositary receipts, warrants and equity participations.

Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.

Investments in equity securities are subject to a number of risks, including the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which a Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its products or services, and the value of a Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

In addition, each Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (see “Small and Medium Capitalization Stocks Risk” below).

The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.

FLEX Options

The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer”, reducing counterparty risk for clearing members and options traders. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. Each Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts.

Subject to determination by the Securities Committee of the OCC, adjustments may be made to the FLEX Options for certain events (collectively, “Corporate Actions”) specified in the OCC’s by-laws and rules: certain stock dividends or distributions, stock splits, reverse stock splits, rights offerings, distributions, reorganizations, recapitalizations, or reclassifications with respect to an underlying security, or a merger, consolidation, dissolution or liquidation of the issuer of the underlying security. According to the OCC’s by-laws, the nature and extent of any such adjustment is to be determined by the OCC’s Securities Committee, in light of the circumstances known to it at the time such determination is made, based on its judgment as to what is appropriate for the protection of investors and the public interest, taking into account such factors as fairness to holders and writers (or purchasers and sellers) of the affected options, the maintenance of a fair and orderly market in the affected options, consistency of interpretation and practice, efficiency of exercise settlement procedures, and the coordination with other clearing agencies of the clearance and settlement of transactions in the underlying interest.

Foreign Currencies Risk

Investments in foreign currencies are subject to numerous risks, not the least of which is the fluctuation of foreign currency exchange rates with respect to the U.S. dollar. Exchange rates fluctuate for a number of reasons.

Inflation. Exchange rates change to reflect changes in a currency’s buying power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions, and a host of other factors.

Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Inflation may be the cause of a trade deficit, making a country’s goods more expensive and less competitive and so reducing demand for its currency.

Interest Rates. High interest rates may raise currency values in the short term by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation long-term results may be the opposite.

Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can inundate the currency markets with the currency of the debtor nation. Budget deficits also can indirectly contribute to currency depreciation if a government chooses inflationary measures to cope with its deficits and debt.

Political Factors. Political instability in a country can cause a currency to depreciate. Demand for a certain currency may fall if a country appears a less desirable place in which to invest and do business.

Government Control. Through their own buying and selling of currencies, the world’s central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people’s expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal. The value of a Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund’s net asset value as expressed in U.S. dollars should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur. The currency-related gains and losses experienced by a Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also will be affected by the net investment income generated by the money market instruments in which a Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates. A Fund may incur currency exchange costs when it sells instruments denominated in one currency and buys instruments denominated in another.

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Some countries in which a Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Foreign Currency Transactions Risk

Each Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Each Fund may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies, as well as to increase or decrease exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships. Eventually some but not all forward contracts will be centrally-cleared and exchanged-traded. Although these changes are expected to decrease the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing would not make the contracts risk-free.

Each Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency may constitute only a partial hedge, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See generally the discussion below on “Forwards, Futures, Swaps and Options Risk.”

Each Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make.

While certain Fund portfolio managers are authorized to hedge against currency risk, they are not required to do so.

Forwards, Futures, Swaps and Options Risk

As described below, each Fund may purchase and sell in the U.S. or abroad futures contracts, put and call options, forward contracts, swaps and options on securities, swaptions, futures, broadly-based stock indices and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with the Fund’s investment objectives and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.

Each Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.

Special Risk Factors Regarding Forwards, Futures, Swaps and Options

Transactions in derivative instruments (e.g., futures, options, forwards, swaps, and swaptions) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may increase or leverage exposure to a particular market risk, thereby increasing price volatility of derivative instruments a Fund holds. A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.

OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Advisor’s use of derivative instruments will be advantageous to a Fund.

Regulatory Matters Regarding Forwards, Futures, Swaps and Options

With respect to the Funds, the Advisor has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under CFTC Regulation 4.5 under the Commodity Exchange Act (“CEA”). As such, the Funds are not currently subject to registration or regulation as a commodity pool under the CEA.

Transactions in futures and options by the Funds are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of futures or options which a Fund may write or hold may be affected by futures the Advisor (or an advisor that is an affiliate of the Fund’s Advisor) might hold. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

 When-Issued and Forward Commitment Securities

Each Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Fund’s Advisor it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management goal.

Geographic and Sector Focus Risk

Each Fund may, from time to time, focus on certain geographical areas or sectors. When a Fund’s investments are focused in one or a few sectors of the economy or geographic regions, they are not as diversified as the investments of most funds and are far less diversified than the broad securities markets. This means that focused funds tend to be more volatile than other funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund which invests in particular sectors or geographic regions is particularly susceptible to the impact of market, economic, political, regulatory, and other factors affecting those sectors or regions. From time to time, a small number of companies may represent a large portion of a particular sector or a group of related sectors as a whole.

Growth Stocks Risk

Each Fund may invest in growth stocks. Growth-oriented stocks may be more sensitive to changes in current or expected earnings than other stocks. The market prices of companies believed to have good prospects for revenues and earnings growth tend to reflect those expectations. When it appears those expectations will not be met, the prices of these securities typically fall. In addition, if the market does not come to share a Fund’s Advisor’s assessment of an investment’s long-term growth, a Fund may underperform other funds or stock indices.

Hybrid Instruments Risk

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative instruments with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. A Fund will only invest in commodity-linked hybrid instruments that qualify for an exemption from the provisions of the Commodity Exchange Act under applicable rules of the Commodity Futures Trading Commission.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act. Income from certain hybrid instruments may not constitute qualifying income for purposes of Subchapter M. Accordingly, a Fund will monitor the income produced from such investments so that when such income is combined with the Fund’s other non-qualifying income, the Fund will not have more than 10% non-qualifying income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Funds’ shares and distributions declines.

International Sanctions Risk

From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.

Investment in Foreign and Developing Markets Risk

Each Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in these Funds should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the U.S., but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. Furthermore, securities in which a Fund invests may be held in foreign banks and securities depositories, which may be recently organized and subject to limited or no regulatory oversight.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds’ investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; (viii) currency fluctuations; and (ix) the contagious effect of market or economic setbacks in one country on another developing country.

A Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

Investments in foreign securities and deposits with foreign banks or foreign branches of U.S. banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), government approval for the repatriation of investment income, capital, or the sale of securities, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic, and economic developments that could adversely affect a Fund’s investments. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in a foreign security.

European Economic Risk. European financial markets have recently experienced volatility and have been adversely affected by concerns about rising government debt levels, credit rating downgrades, and possible default on or restructuring of government debt. These events have affected the value and exchange rate of the euro, which subjects a Fund’s investments tied economically to Europe or the euro to additional risks. Investing in euro-denominated (or other European currency-denominated) securities also entails the risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. The governments of several member countries of the European Union (“EU”) have experienced large public budget deficits, which have adversely affected the sovereign debt issued by those countries and may ultimately lead to declines in the value of the euro.

It is possible that EU member countries that have already adopted the euro could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets are impossible to predict, but are likely to be negative and may include, but are not limited to: (i) flight of capital from perceived weaker countries to stronger countries in the EU; (ii) default on the domestic debt of any exiting country; (iii) collapse of the domestic banking system of any exiting country; (iv) seizure of cash or assets in the effected countries; (v) imposition of capital controls that may discriminate in particular against foreigners’ asset holdings; and (vi) political or civil unrest. Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s future ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, cause volatility within the EU, or trigger prolonged economic downturns in certain countries within the EU. See “Foreign Securities Risk” for additional risks associated with investments in foreign securities.

Investing through Stock Connect. Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Hong Kong – Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to the People’s Republic of

China (“PRC”) securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in the PRC, which could pose risks to the Funds. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect launched on November 17, 2014. Therefore, further developments are likely as the program matures and there can be no assurance as to whether or how such developments may restrict or affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

Restrictions on Investments. There may be unexpected restrictions on investments in companies located in certain foreign countries. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly traded securities of companies identified by the U.S. Government as “Communist Chinese military companies,” or in instruments that are derivative of, or are designed to provide investment exposure to, such securities. In addition, to the extent that a Fund holds such a security, one or more Fund intermediaries may decline to process customer orders with respect to such Fund unless and until certain representations are made by the Fund or the prohibited holdings are divested. As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a Fund may incur losses.

Liquidity Management Practices Risk

Certain Funds may periodically enter into Letter of Credit or Line of Credit arrangements with banks and other financial intermediaries for the specific purpose of providing liquidity to the Fund. As capital markets are not always liquid or efficiently priced, it may from time to time be necessary for the Funds to borrow money or put securities to banks or other financial intermediaries in order to meet shareholder liquidity demands. The percentage of net assets of which a Fund may enter into a Letter of Credit or Line of Credit arrangement are limited to the extent permitted by the 1940 Act and rules and interpretations thereunder.

In the case of a Letter of Credit arrangement, for a fee paid by a Fund, a bank or other suitable financial intermediary would agree to assume ownership (irrevocably) of securities held in the portfolio for the amortized cost of those securities. In the case of a Line of Credit arrangement, a Funds enters into agreements with banks or other financial intermediaries to supply loan availability to the Fund, where the Fund pledges securities positions within the Fund as collateral.

Liquidity Risk

Certain securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain securities experience limited trading volumes, the prices may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so. A Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities. This also may affect adversely a Fund’s ability to make dividend distributions. A Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

Manager Risk

Each Fund’s portfolio is subject to management risk because it is actively managed. Each Fund’s Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired results.

Certain securities of other instruments in which a Fund seeks to invest may not be available in the quantities desired. In such circumstances, the Adviser or individual portfolio managers, may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

A Fund depends upon its Adviser’s key personnel for its future success and upon the Fund’s access to certain individuals and investments. In particular, each Fund depends on the diligence, skill and network of business contacts of its portfolio managers, who evaluate, negotiate, structure, close and monitor Fund investments. Each Fund also depends on the senior management of its Adviser. The departure of any of a Fund’s portfolio managers or the senior management of its Adviser could have a material adverse effect on the Fund’s ability to achieve its investment objectives. In addition, the Funds can offer no assurance that its Adviser will remain its investment adviser or sub-adviser or that a Fund will continue to have access to the Adviser’s industry contacts and deal flow.

Master Limited Partnership (“MLP”) Risk

Certain Funds may invest in MLPs, which are limited partnerships in which ownership units are publicly traded. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. The Funds are not eligible for a deduction from income received from MLPs that is available to individuals who invest directly in MLPs.

Operational Risk

An investment in the Funds involve operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these failures or errors could result in a loss or compromise of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there is no guarantee that the Funds will not suffer losses due to operational risk.

Preferred Stock Risk

Each Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. A Fund may purchase preferred stock of companies which have also issued other classes of preferred stock or debt obligations that may take priority as to payment of dividends over the preferred stock held by the Fund.

In addition, preferred stock often has special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, a Fund may have to reinvest proceeds in less attractive securities. Among other risks described in the Prospectus and this SAI, the following issues are particularly associated with investments in preferred stock.

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Deferral and Omission of Distributions. Preferred stock may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.

●	Limited Voting Rights. Preferred stock generally does not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time. In the future, preferred stock may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred stock may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to a Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred stock.

Regulatory and Market Developments Risk

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and non-U.S. governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could diminish or preclude a Fund’s ability to achieve its investment objectives. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of a Fund’s portfolio holdings.

Health crises caused by viral or bacterial outbreaks, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Funds invest, which in turn could negatively impact the Funds’ performance and cause losses on your investment in the Funds.

Restricted and Illiquid Securities Risk

Each Fund may invest in illiquid or restricted securities if a Fund’s Advisor believes that they present an attractive investment opportunity. A Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if a Fund reasonably expects it cannot be disposed of in current market conditions within seven days without the sale or disposition significantly changing the market value of the investment. Its illiquidity might prevent the sale of such a security at a time when a Fund’s Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

Illiquid securities generally include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that a Fund’s Advisor has determined to be liquid.

A Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Funds’ procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Risks of Owning Securities of Affiliates

From time to time, a Fund may be deemed to “control” or may be an “affiliate” of one or more of the Fund’s portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if it owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Advisor ), principal underwriters and affiliates of those affiliates or underwriters.

There is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partner interests of MLPs in which the Funds invest. As a result, it is possible that the SEC staff may consider that certain securities of limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act. In the absence of an applicable exemptive rule, such status could impact certain investment decisions.

In light of the ambiguity of the definition of voting securities, the Funds do not intend to treat any class of limited partner interests of MLPs that a Fund holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives the fund the de facto power to exercise a controlling influence over such MLP. The Funds believe this treatment is appropriate given that the general partner controls the MLP, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the MLP due to the size of an economic interest, the security holders have no control over the MLP.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Funds own and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Funds would be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Funds or any portfolio company that they control, and the Funds’ affiliates, may from time to time engage in certain of such transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC.

There is no assurance that a Fund would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if a Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that the Fund controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Funds or on the type of investments that the Funds could make.

Securities Issued by Other Investment Companies Risk

Each Fund may invest in securities of other investment companies, including investment companies which may not be registered under the 1940 Act. Certain Funds may invest in affiliated and unaffiliated no-load, open-end money market funds and short-term bond funds for cash management purposes. By investing in another investment company, a Fund is exposed to the risks of the underlying investment company in which it invests in proportion to the amount of assets the Fund allocates to the underlying investment company. In addition, a Fund’s investment in other investment companies is limited by the 1940 Act and will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

A Fund’s investments in other investment companies may include investments in various ETFs, subject to the Fund’s investment objectives, policies, and strategies as described in the prospectus. ETFs are discussed above in greater detail.

Generally, a Fund will not purchase securities of another investment company if, as a result: (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any such investment company being held by the Fund, or (iii) more than 5% of the Fund’s total assets would be invested in any one such investment company, unless it is able to rely on and meet the requirements of one or more rule under the 1940 Act that permit investments in other investment companies in excess of these limits.

Rule 12d1-4 under the 1940 Act (the “Fund of Funds Rule”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on the Fund of Funds Rule generally must enter into a fund of funds investment agreement with the acquired fund. The Fund of Funds Rule outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s advisor. The Funds expect to rely on the Fund of Funds Rule to the extent the Advisor deems such reliance necessary or appropriate.

Securities Lending Risk

In order to generate additional income, each Fund may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate the maximum allowable percentage of the value of the Fund’s net assets under applicable laws and regulations, currently 33 1/3%. A Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government Securities or other liquid, high-grade debt securities, or by a letter of credit in favor of the Fund in a separate account maintained by the custodian at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. A Fund may pay reasonable finders’ and custodial fees in connections with loans. In addition, a Fund will consider all facts and circumstances, including the creditworthiness of the borrowing financial institution, and a Fund will not lend its securities to any director, officer, employee, or affiliate of the Advisor, the Administrator or the Distributor, unless permitted by applicable law.

Small and Medium Capitalization Stocks Risk

Each Fund may invest its assets in the common stocks and other equity securities of small- and medium-capitalization companies with smaller market capitalizations. While the Advisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers (see “Liquidity Risk” above). Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Valuation Risk

Market prices may not be readily available for any restricted or unregistered investments in public companies or investments in private companies made by the Funds. The value of such investments will ordinarily be determined based on fair valuations pursuant to procedures adopted by the Board of Trustees. Restrictions on resale or the absence of a liquid secondary market may adversely affect a Fund’s ability to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than a Fund’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, a Fund may not be able to realize these securities’ carrying value or may have to delay their sale in order to do so.

BROKERAGE TRANSACTIONS

Generally, equity securities, both listed and OTC, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Funds execute transactions in the OTC market, they will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or Fund may obtain, it is the opinion of the Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

None of the Funds has commenced operations as of the date of this SAI, therefore, there are no brokerage commissions to report.

Brokerage Selection

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Sub-Adviser may select a broker based upon brokerage or research services provided to the Sub-Adviser. The Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Sub-Adviser under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Sub-Adviser believe that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance, and other analysis. The Sub-Adviser may use research services furnished by brokers in servicing all client accounts, and not all services may necessarily be used by the Sub-Adviser in connection with the Funds or any other specific client account that paid commissions to the broker providing such services. Information so received by the Sub-Adviser will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under its Sub-Advisory Agreement. Any advisory, sub-advisory or other fees paid to the Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases, the Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Sub-Adviser faces a potential conflict of interest, but the Sub-Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Sub-Adviser may purchase new issues of securities for clients, including the Funds, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

DETERMINATION OF SHARE PRICE

Net Asset Value

The share price or NAV of shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

For purposes of computing a Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued based on their last sale prices on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the mean of the closing bid and ask prices on the NYSE or other primary exchange for that day. National Association of Securities Dealers Automated Quotations (“NASDAQ”) listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean of the most recently quoted bid and ask prices as reported by NASDAQ. Securities traded in the OTC market are valued at the last sale price, if available, otherwise at the mean of the most recently quoted bid and ask prices.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined by the Advisor, as each Fund’s valuation designee, in good faith in accordance with procedures adopted by the Board pursuant to Rule 2a-5 under the 1940 Act. Fixed-income securities are normally valued based on prices obtained from independent third-party pricing services, which are generally determined with consideration given to institutional bid and last sale prices and take into account security prices, yield, maturity, call features, ratings, institutional sized trading in similar groups of securities and developments related to specific securities. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act and not traded on an exchange, the Funds’ NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

ADDITIONAL INFORMATION CONCERNING TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

This general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

Each Fund intends to elect to qualify and to continue to qualify to be treated as a RIC. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of each Fund’s taxable year: (A) at least 50% of the value of each Fund’s total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund’s total assets is invested, including through corporations in which each Fund owns a 20% or more voting stock interest, in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that each Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

A Fund must meet the rule that no more than 25% of its assets be invested in MLPs at the close of each quarter. However, if the 25% test is violated solely because of appreciation in value of MLPs owned by the Fund throughout the quarter, and not to any extent to acquisition of new MLP interests during the quarter, the Fund is not required to sell MLP interests in order to comply with the 25% limit for the quarter.

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organization requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at the regular corporate rate (currently 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

A Fund may elect to treat part or all of any “qualified late-year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax

Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual net income and net exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as RICs.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities they hold and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund’s assets before it calculates the NAV) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder, (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under Section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF, an underlying fund taxable as a RIC, or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. Certain of the Funds’ investment strategies may limit their ability to make distributions eligible to be treated as qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20%, regardless of how long the shareholder has owned the shares. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends received deduction for a portion of the dividends paid and to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by such Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the dividends received deduction for corporate shareholders.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

When a dividend or distribution is received shortly after the purchase of shares, it reduces the NAV of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the NAV of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds (or their administrative agents) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Tax Treatment of Complex Securities

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the Funds’ ability to qualify as RICs, affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the

Funds’ ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds and may require the Funds to sell securities to mitigate the effect of these rules and prevent disqualification of the Funds as RICs at a time when the Advisor might not otherwise have chosen to do so.

Certain derivative investment by the Funds such as exchange-traded products and OTC derivatives may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for a Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Funds intend to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Funds, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Funds’ determination of the Asset Test with respect to such derivatives.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the Advisor might not otherwise have chosen to do so.

Offsetting positions held by a Fund involving certain derivative instruments, such as options, forward contracts, and futures, as well as its long and short positions in portfolio securities may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 Contracts may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the amount, character and timing of a Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 Contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

In general, the straddle rules described above do not apply to any straddles held by a Fund if all of the offsetting positions consist of Section 1256 Contracts. The straddle rules described above also do not apply if all the offsetting positions making up a straddle consist of one or more “qualified covered call options” and the stock to be purchased under the options and the straddle is not part of a larger straddle. A qualified covered call option is generally any option granted by a Fund to purchase stock it holds (or stock it acquires in connection with granting the option) if, among other things, (1) the option is traded on a national securities exchange that is registered with the SEC or other market the IRS determined has rules adequate to carry out the purposes of the applicable Code provision, (2) the option is granted more than 30 days before it expires, (3) the option is not a “deep-in-the-money option,” (4) such option is not granted by an options dealer in connection with his activity of dealing in options, and (5) gain or loss with respect to the option is not ordinary income or loss.

To the extent a Fund writes options that are not Section 1256 Contracts, the amount of the premium received by the Fund for writing such options will generally be entirely short-term capital gain to the Fund. In addition, if such an option is closed by a Fund, any gain or loss realized by the Fund as a result of closing the transaction will also generally be short-term capital gain or loss. If such an option is exercised any gain or loss realized by a Fund upon the sale of the underlying security pursuant to such exercise will generally be short-term or long-term capital gain or loss to the Fund depending on the Fund’s holding period for the underlying security.

If a Fund enters into a “constructive sale” of any appreciated financial position in its portfolio, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

With respect to investments in U.S. Treasury STRIPS, treasury receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Certain Funds intend to invest in certain MLPs which may be treated as QPTPs. Income from QPTPs is qualifying income for purposes of the Qualifying Income Test, but a Fund’s investment in one or more of such QPTPs is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Funds will monitor their investments in such QPTPs in order to ensure compliance with the Qualifying Income and Asset Tests.

Investments in QPTPs may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in QPTPs may at other times result in the Fund’s receipt of nontaxable cash distributions from a QPTP and if the Fund then distributes these nontaxable distributions to Fund shareholders, it could constitute a return of capital to Fund shareholders for federal income tax purposes. Any cash distributions received by a Fund from a QPTP in excess of the Fund’s tax basis therein generally will be considered to be gain from the sale or exchange of the Fund’s QPTP shares. A Fund’s tax basis in its investments in a QPTP generally is equal to the amount the Fund paid for its interests in the QPTP (i) increased by the Fund’s allocable share of the QPTP’s net income and certain QPTP debt, if any, and (ii) decreased by the Fund’s allocable share of the QPTP’s net losses and distributions received by the Fund from the QPTP.

MLPs and other partnerships that the Funds may invest in will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV, Distributions and Dividends “Form 1099-DIV”) to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a QPTP, as defined above. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). RICs, such as the Funds, are not permitted to pass the special character of this income through to their shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Funds to pass through the special character of “qualified publicly traded partnership income” to shareholders.

If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the Distribution Requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the Distribution Requirements set forth above. Such Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by a Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues

A Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to, and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim foreign tax credit with respect to such foreign income taxes. If a Fund makes the election, such Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If a Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by such Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if a Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

A Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

Sale, Exchange, or Repurchase of Shares

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares. An exchange of shares is generally treated as a sale and any gain may be subject to tax. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Fund within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased.

Shareholders should note that, upon the sale of the Fund’s shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering shareholder. Different tax consequences may apply for tendering and non-tendering shareholder in connection with a repurchase offer. For example, if a shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes. On the other hand, shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the shareholder adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Backup Withholding

A Fund will be required in certain cases to withhold at a rate of 24% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors

Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of a Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Form W-8BEN, Certificate of Foreign State of Beneficial Owner for United States Tax Withholding and Reporting (Individuals), or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files a valid Form W-8ECI, Certificate of Foreign Person’s Claim That Income Is Effectively Connected with the Conduct of a Trade or Business in the United States, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by a Fund or its agent on a valid Form W-9, Request for Taxpayer Identification Number and Certification, or applicable series of Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in a Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886, Reportable Transaction Disclosure Statement. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes

Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

Cost Basis Reporting

Fund are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased and/or sold on or after January 1, 2012. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of the Fund’s shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them.

Prospective investors should consult with their own tax advisors regarding the application of these provisions to their situation.

GENERAL INFORMATION

Other Payments by the Funds. Each Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution-related sub-transfer agency, administrative, sub-

accounting, and other shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a financial intermediary, or (2) the number of Fund shareholders serviced by a financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, distribution fees a Fund may pay to financial intermediaries pursuant to the Fund’s distribution plan, if any.

Other Payments by the Advisor. The Advisor and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, their service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Funds, the Distributor or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Funds in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Advisor and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in a Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Advisor and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Advisor through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

Portfolio Turnover

The portfolio turnover rate for each Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. Each Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders. Because the Funds have not commenced operations as of the date of this SAI, portfolio turnover information is not yet available.

Description of Shares

The Trust is an unincorporated business trust organized under Ohio law on February 28, 2012. The Declaration of Trust authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes. The Funds do not currently issue additional classes of shares. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Board shall allocate them among any one or more series or classes as the Board, in its sole discretion, deems fair and equitable. Subject to the Declaration of Trust, determinations by the Board as to the allocation of liabilities, and the allocable portion of any general assets, with respect to a Fund are conclusive.

Shares of a Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Funds, will vote together and not separately, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Trust Liability

Under Ohio law, liabilities of the Trust to third persons, including the liabilities of any series, extend to the whole of the trust estate to the extent necessary to discharge such liabilities. However, the Declaration of Trust contains provisions intended to limit the liabilities of each series to the applicable series and the Trustees and officers of the Trust intend that notice of such limitation be given in each contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. There is no guarantee that the foregoing steps will prove effective or that the Trust will be successful in preventing the assets of one series from being available to creditors of another series.

Anti-Money Laundering Program

The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program. The AML program is subject to the continuing oversight of the Board.

Trust Contracts

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment advisor, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This SAI and the Prospectus provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. A Fund may make changes to this information from time to time. Neither this SAI, the Prospectus or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

FINANCIAL STATEMENTS

Each Fund is newly organized and therefore no financial information is included in this SAI. You may request a copy of a Fund’s Annual and Semi-Annual Reports to shareholders, once available, at no charge by calling the Funds at 1-800-994-0755 or by visiting the Fund’s website at www.westwoodetfs.com.

APPENDIX A

TRUSTEES AND OFFICERS

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust Overseen By Trustee	Directorship(s) of Public Companies Held By Trustee During Past 5 Years
Independent Trustees:
Janine L. Cohen^ Year of Birth: 1952	Since 2016	Chairperson (2019 to present) Trustee (2016 to present)	Retired since 2013; previously Chief Financial Officer from 2004 to 2013 and Chief Compliance Officer from 2008 to 2013 at AER Advisors, Inc.	33	n/a
Robert E. Morrison^ Year of Birth: 1957	Since 2019	Trustee (2019 to present; and previously 2012 to 2014)	Managing Director at Midwest Trust and FCI Advisors (2022 to present); Senior Vice President and National Practice Lead for Investment, Huntington National Bank/Huntington Private Bank (2014 to 2022); CEO, CIO, President of 5 Star Investment Management Company (2006 to 2014)	33	n/a
Clifford N. Schireson^ Year of Birth: 1953	Since 2019	Trustee (2019 to present)	Retired; Founder of Schireson Consulting, LLC (2017 to 2022); Director of Institutional Services for Brandes Investment Partners, LP (2004 to 2017)	33	Trustee of Beacon Pointe Multi-Alternative Fund (2024 to present); Trustee of Booster Income Opportunities Fund (2024 to present); Trustee of 83 Investment Group Income Fund (2024 to present); Trustee of Sardis Credit Opportunities Fund (2025 to present); Trustee of IDA Private Access Fund (2025 to present); Trustee of Private Debt and Income Fund (2025 to present) and Trustee of the San Diego City Employees' Retirement System (2019 to 2025)
Jacqueline A. Williams^ Year of Birth: 1954	Since 2019	Trustee (2019 to present)	Managing Member of Custom Strategy Consulting, LLC (2017 to present); Managing Director of Global Investment Research (2005 to 2017), Cambridge Associates, LLC	33	n/a
Keith Shintani^ Year of Birth: 1963	Since January 1, 2024	Trustee (January 1, 2024 to present)	Senior Vice President of Relationship Management at U.S. Bank Global Fund Services (1998 to 2022); Director of Finance at Charles Schwab Investment Management (January 1997 to December 1997); Manager of Mutual Fund Operations of PIMCo Advisors L.P. (1993 to 1995); Variable Products Manager of Pacific Life Insurance Company (1989 to 1993); Senior Accountant of Deloitte and Touche. (1986 to 1989)	33	Trustee of the Matrix Advisors Fund Trust (2023 to present)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

Name and Year of Birth	Length of Time Served	Position(s) held with Trust	Principal Occupation(s) During Past 5 Years
Todd E. Heim^ Year of Birth: 1967	2014 to present	President (2021 to present) Vice President (2014 to 2021)	Senior Vice President, Relationship Management (2023 to present); Vice President, Relationship Management (2018 to 2023) and Assistant Vice President, Client Implementation Manager with Ultimus Fund Solutions, LLC (2014 to 2018)
Shannon Thibeaux-Burgess Year of Birth: 1970	April 2023 to present	Vice President	Senior Vice President, Relationship Management with Ultimus Fund Solutions, LLC (2022 to present); Head of Regulatory Service with J.P. Morgan Chase & Co. (2020 to 2022); Chief Administrative Officer of Fund Administration, Legal of State Street Bank (2013 to 2020)
Daniel D. Bauer^ Year of Birth: 1977	2016 to present	Treasurer (January 1, 2024 to present) Assistant Treasurer (2016 to December 31, 2023)	Vice President of Fund Accounting (2022 to present), Assistant Vice President of Fund Accounting (2020 to 2022), and AVP, Assistant Mutual Fund Controller (2015 to 2020) of Ultimus Fund Solutions, LLC
Angela A. Simmons^ Year of Birth: 1975	January 2022 to present	Assistant Treasurer	Vice President of Financial Administration (2022 to present) and Assistant Vice President, Financial Administration (2015 to 2022) of Ultimus Fund Solutions, LLC
Susan Bateman Year of Birth: 1966	January 1, 2024 to present	Assistant Treasurer	Assistant Vice President, Financial Administration (2023 to present) of Ultimus Fund Solutions, LLC; Assistant Vice President, Financial Administration (2018 to 2023) of Citi Fund Services, Inc.
Karen Jacoppo-Wood^ Year of Birth: 1966	April 2023 to present	Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022 to present); Managing Director and Managing Counsel (2019 to 2022) and Vice President and Counsel (2014 to 2019) of State Street Bank and Trust Company
Natalie S. Anderson^ Year of Birth:1975	2016 to present	Assistant Secretary	Director of Legal Administration (March 2024 to present); Legal Administration Manager (2016 to March 2024) of Ultimus Fund Solutions, LLC
Jesse Hallee^ Year of Birth: 1976	April 2023 to present	Assistant Secretary	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (June 2019 to present); Vice President and Managing Counsel, State Street Bank and Trust Company (2013 to 2019)
Gweneth K. Gosselink^ Year of Birth: 1955	2020 to present	Chief Compliance Officer	Vice President, Compliance Officer (2023 to present) of Northern Lights Compliance Services, LLC; Assistant Vice President, Compliance Officer at Ultimus Fund Solutions, LLC (2019 to 2023); CCO Consultant at GKG Consulting, LLC (2019 to 2021); Chief Operating Officer & CCO at Miles Capital, Inc. (2013 to 2019)
Martin R. Dean^ Year of Birth: 1963	2016 to present	Assistant Chief Compliance Officer (2020 to present) Interim Chief Compliance Officer (2019 to 2020) Assistant Chief Compliance Officer (2016 to 2017)	President of Northern Lights Compliance Services, LLC (February 2023 to present); Senior Vice President, Head of Fund Compliance (2020 to January 2023) and Vice President & Director of Fund Compliance of Ultimus Fund Solutions, LLC (2016 to 2020)

^	Address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

APPENDIX B - DESCRIPTION OF RATINGS

Description of Ratings

The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody’s Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The highest four ratings are deemed to be Investment Grade Debt Securities by the Adviser.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following short-term ratings:

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term and Demand Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VIMG) scales discussed below.

MIG Ratings - Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

For variable rate demand obligations (“VRDOs”), Moody’s assigns both a long-term rating and a short-term payment obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term payment obligation rating addresses the ability of the issuer or the liquidity provider to meet any purchase price payment obligation resulting from optional tenders (“on demand”) and/or mandatory tenders of the VRDO. The short-term payment obligation rating uses the VMIG scale. Transitions of VMIG ratings with conditional liquidity support differ from transitions of Prime ratings reflecting the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses obligations with conditional liquidity support.

For VRDOs, we typically assign a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years, but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

For VRDOs., we typically assigns a VMIG rating if the frequency of the payment obligation is less than every three years. If the frequency of the payment obligation is less than three years but the obligation is payable only with remarketing proceeds, the VMIG short-term rating is not assigned and it is denoted as “NR”.

Industrial development bonds in the U.S. where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise S&P imputes; and

●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

●	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments.

Fitch’s credit rating scale for issuers and issues is expressed using the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade) with an additional +/- for AA through CCC levels indicating relative differences of probability of default or recovery of issues. The terms “investment grade” and “speculative grade” are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal either a higher level of credit risk or that a default has already occurred.

Fitch may also disclose issues relating to a rated issuer that are not and have not been rated. Such issues are also denoted as ‘NR’ on its web page.

Fitch’s credit ratings do not directly address any risk other than credit risk. Credit ratings do not deal with the risk of a market value loss due to changes in interest rates, liquidity and/or other market considerations. However, market risk may be considered to the extent that it influences the ability of an issuer to pay or refinance a financial commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, payments linked to performance of an equity index).

Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C

ULTIMUS MANAGERS TRUST

PROXY VOTING POLICIES AND PROCEDURES

1.	PURPOSE; DELEGATION

The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Ultimus Managers Trust (the “Trust”). The Board of Trustees of the Trust (the “Board”) believes that the Fund’s Investment Adviser is in the best position to make individual voting decisions for such Fund. Therefore, subject to the oversight of the Board, the Fund’s Investment Adviser is hereby delegated the duty to make proxy voting decisions for such Fund, and to implement and undertake such other duties as set forth in, and consistent with, these Policies and Procedures.

2.	DEFINITIONS

Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the investment advisers to the Fund (each, an “Investment Adviser”) as being responsible for supervising and implementing these Policies and Procedures.

3.	POLICY FOR VOTING PROXIES RELATED TO EXCHANGE TRADED FUNDS AND OTHER INVESTMENT COMPANIES.

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by the Fund, registered in the name of the Funds, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

4.	POLICY FOR VOTING PROXIES RELATED TO OTHER PORTFOLIO SECURITIES

Fiduciary Considerations. Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight. The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

5.	CONFLICTS OF INTEREST

The Trust recognizes that under certain circumstances an Investment Adviser may have a conflict of interest in voting proxies on behalf of the Fund. Such circumstances may include, but are not limited to, situations where an Investment Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring any conflict of interest of which they become aware to the attention of the proxy manager. With respect to securities other than ETFs or other investment companies, the Investment Adviser shall not vote proxies relating to such issuers on behalf of the Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Investment Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Trust’s Committee of Independent Trustees (the “Committee”) and the Investment Adviser shall follow the instructions of the Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Committee on an annual basis.

6.	ROUTINE PROPOSALS

Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.	PROXY MANAGER APPROVAL

Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.	PROXY VOTING PROCEDURES

Proxy voting will be conducted in compliance with the policies and practices described herein and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Each Investment Adviser shall maintain records regarding the voting of proxies under these Policies and Procedures.

9.	FORM N-PX

A record of each proxy vote will be entered on Form N-PX. A copy of each Form N-PX will be signed by the President of the Trust. The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30. The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request and is also available on the SEC’s Website at www.sec.gov.

10.	INVESTMENT ADVISERS’ VOTING PROCEDURES

The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients that have been delivered to the Trust. To the extent that an Investment Adviser’s policies and procedures are consistent with these Policies and Procedures, the Investment Adviser may implement them with respect to voting proxies on behalf of the Fund managed by such Investment Adviser. However, the provisions of paragraph 5 of these Policies and Procedures relating to conflicts of interest shall supersede any comparable provisions of any Investment Adviser’s policies and procedures.

Securities Lending: If the Fund engages in securities lending, the proxy voting procedures of the Adviser of such Fund will include information on the recall of lent securities for voting purposes. More information can be found in the Securities Lending Procedures of the Trust.

APPENDIX D

Westwood Management Corp.

Policies and Procedures for Voting Proxies Policy.

Westwood, as a matter of policy and as a fiduciary to our clients, has a responsibility for voting proxies for portfolio securities in a manner that is consistent with the best economic interests of the clients. Our Firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest. In addition, our policy and practice is to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Firm-Specific Policy.

Westwood has engaged Broadridge for assistance with the proxy voting process for our clients. Broadridge is a leading provider of full-service proxy voting services to the global financial industry. Westwood has also engaged Glass Lewis for assistance with proxy research and analysis. Glass Lewis provides complete analysis and voting recommendations on all proposals and is designed to assist investors in mitigating risk and improving long-term value. In most cases, Westwood agrees with Glass Lewis’s recommendations; however, ballots are reviewed bi-monthly by our analysts and we may choose to vote differently than Glass Lewis if we believe it to be in the client’s best interest. In addition, Westwood will implement “echo voting” (voting pro rata with all other shareholders) for investment company clients relying on Investment Company Act §12(d)(1)(F) and Rule 12d1-3 in order to allow certain purchases of other investment companies in excess of limits that would otherwise apply.

Responsibility.

Westwood’s Data Management Team has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Background.

Proxy voting is an important right of shareholders, and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.

Investment advisers who are registered with the SEC, and who exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients, (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities, (c) describe a summary of its proxy voting policies and procedures and, upon request, to furnish a copy to its clients, and (d) to maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Procedure.

Westwood has adopted the following procedures to implement the Firm’s proxy voting policy, in addition to adopting the Glass Lewis Proxy Voting Guidelines. Westwood conducts reviews to monitor and ensure the Firm’s policy is observed, implemented properly and amended or updated, as appropriate:

Proxy Voting Records.

With respect to proxy record keeping, the Data Management Team maintains complete files for all clients. These files include a listing of all proxy materials sent on behalf of our clients along with individual copies of each response. Client access to these files can be arranged upon request. A voting summary will be furnished upon request.

Voting Procedures.

a.       All employees forward proxy materials received on behalf of clients to Broadridge. Westwood has engaged Broadridge for assistance with the proxy voting process for our clients and Glass Lewis provides voting recommendations;

b.       Broadridge has access to holders’ records and determines which client accounts hold the security to which the proxy relates;

c.       Absent material conflicts, Broadridge, with the vote recommendations from Glass Lewis, determines how Westwood should vote the proxy in accordance with applicable voting guidelines;

d.       Westwood’s analysts review the Glass Lewis proxy voting recommendations on a bi-monthly basis. The analysts may choose to vote differently than Glass Lewis if they believe it is in the best interest of the client or where a different vote is warranted in light of the respective investment strategy;

e.       If Westwood chooses to vote differently than Glass Lewis, then Westwood overwrites the Glass Lewis recommendation on the ProxyEdge platform. If Westwood agrees with the Glass Lewis recommendations, no action is necessary; and,

f.       Broadridge completes the proxy in a timely and appropriate manner.

g.       For certain investment companies managed by Westwood and approved by the CCO (each a “Westwood 12d1F Fund”), Westwood will implement echo voting for shares of other investment companies (each an “Acquired Fund”) held by a Westwood 12d1F Fund. The Data Management Team will override any Glass Lewis proxy voting recommendations with respect to shares of an Acquired Funds held by a Westwood 12d1F Fund, and will instead, vote all such Acquired Fund shares pro rata with all other shareholders of each respective Acquired Fund. The Data Management Team will record any votes made with echo voting as overrides to the Glass Lewis recommendations.

Disclosure.

a.       Westwood provides required disclosures in Form ADV Part 2A, which summarizes these proxy voting policies and procedures and includes information whereby clients may request information regarding how Westwood voted the client’s proxies;

b.       Westwood’s disclosure summary includes a description of how clients may obtain a copy of the Firm’s proxy voting policies and procedures. Westwood’s proxy voting practice is disclosed in the Firm’s advisory agreements.

Client Requests for Information.

a.       All client requests for information regarding proxy votes, or regarding policies and procedures that are received by any supervised person should be forwarded to the Data Management Team; and

b.       In response to any request, the Data Management Team prepares a written response with the information requested, and as applicable, includes the name of the issuer, the proposal voted upon, and how Westwood voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines.

a.       Westwood has engaged Broadridge and Glass Lewis for assistance with the proxy voting process for our clients; and

b.       Westwood analysts review the Glass Lewis proxy voting recommendations using the following guidelines:

i.       In the absence of specific voting guidelines from the client, Westwood votes proxies in the best interests of each client;

ii.       Westwood’s policy is to vote all proxies from a specific issuer the same way for each client absent qualifying restrictions or other mandates from a client;

iii.       Clients are permitted to place reasonable restrictions and mandates on Westwood’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

iv.       Westwood generally votes in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditor’s non-audit services;

v.       Westwood generally votes against proposals that cause board members to become entrenched or cause unequal voting rights; and

In reviewing proposals, Westwood further considers the opinion of management, the effect on management, and the effect on shareholders.

PART C.	OTHER INFORMATION

Item 28.	Exhibits

(a)

Amended and Restated Agreement and Declaration of Trust, dated July 12, 2021, is incorporated by reference to Exhibit (1) of Registrant’s initial Registration Statement on Form N-14, filed on August 10, 2021.

(a)(1)	Amended Appendix B, dated July 22, 2025, to the Declaration of Trust is incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 269 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 26, 2025.

(b)	Bylaws, dated February 28, 2012, is incorporated by reference to Exhibit (b) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(c)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibit (a) of Registrant’s initial Registration Statement on Form N-1A, filed on March 23, 2012.

(d)(1)(i)	Investment Advisory Agreement with Lyrical Asset Management LP, dated January 22, 2013, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (d)(iv) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(d)(1)(ii)	Amended Schedule A, to the Investment Advisory Agreement with Lyrical Asset Management, LP, for the Lyrical U.S. Value Fund, the Lyrical International Value Equity Fund, and the US Value ETF (the “Lyrical Funds”) is incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(d)(2)	Investment Advisory Agreement with Wavelength Capital Management, LLC for the Wavelength Fund is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 212 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 30, 2022.

(d)(3)(i)	Investment Advisory Agreement with Edge Capital Group, LLC for the Blue Current Global Dividend Fund, dated September 8, 2023, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.
(d)(3)(ii)	Investment Advisory Agreement with SCS Capital Management LLC for the Blue Current Global Dividend Fund, dated May 15, 2025, is incorporated by reference to Exhibit (d)(3)(ii) of Post-Effective Amendment No. 267 of Registrant’s Registration Statement on Form N1-A (File No. 333-180308), filed on June 27, 2025.

(d)(4)(A)	Investment Advisory Agreement with Marshfield Associates, Inc., dated December 27, 2015, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 61 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 24, 2015.

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(d)(4)(B)	Amended Schedule A to the Investment Advisory Agreement with Marshfield Associates, Inc., dated July 28, 2016, is incorporated by reference to Exhibit (d)(13)(B) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(d)(5)	Investment Advisory Agreement with Hudson Valley Investment Advisors, Inc. for HVIA Equity Fund is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(d)(6)	Investment Advisory Agreement with Edgemoor Investment Advisors, Inc., dated January 27, 2017, for the Meehan Focus Fund, is incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(d)(7)	Investment Advisory Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(d)(8)	Amended and Restated Investment Advisory Agreement with Q3 Asset Management Corporation, dated July 31, 2025, for the Q3 All-Season Systematic Opportunities Fund, Q3 All-Season Tactical Fund, Q3 All-Season Active Rotation ETF, and Q3 All-Season Tactical Advantage ETF (the “Q3 Funds”) will be filed by Post-Effective Amendment.

(d)(9)(i)	Investment Advisory Agreement with Blueprint Fund Management LLC, for the Blueprint Adaptive Growth Allocation Fund (formerly the “Blueprint Growth Fund”)(the “Blueprint Fund”), is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(9)(ii)	Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, for the Blueprint Fund, is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(d)(10)	Investment Advisory Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(d)(11)(i)

Investment Advisory Agreement for the Westwood Alternative Income Fund, Westwood Multi-Asset Income Fund, Westwood Income Opportunity Fund, Westwood Quality AllCap Fund, Westwood Quality SMidCap Fund, Westwood Quality SmallCap Fund, Westwood Quality Value Fund, and Westwood Quality MidCap Fund (collectively, the “Westwood Funds”) with Westwood Management Corporation is incorporated by reference to Exhibit (6) of Registrant’s Registration Statement on Form N-14, filed on August 10, 2021.

(d)(11)(ii)

Amended Schedule A to the Investment Advisory Agreement for the Westwood Funds with Westwood Management Corporation is incorporated by reference to Exhibit (d)(13)(ii) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

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(d)(12)(i)	Investment Advisory Agreement for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, Westwood Broadmark Tactical Growth Fund, and Westwood Salient MLP & Energy Infrastructure Fund with Westwood Management Corporation is incorporated by reference to Exhibit (d)(14)(i) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(12)(ii)	Investment Sub-Advisory Agreement for the Westwood Broadmark Tactical Growth Fund, with Broadmark Asset Management, LLC and Westwood Management Corporation is incorporated by reference to Exhibit (d)(14)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(13)(i)	Investment Advisory Agreement for the Westwood Broadmark Tactical Plus Fund with Salient Advisors, L.P. is incorporated by reference to Exhibit (d)(15)(i) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(13)(ii)	Investment Sub-Advisory Agreement for the Westwood Broadmark Tactical Plus Fund, with Broadmark Asset Management, LLC and Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(d)(14)(i)

Investment Advisory Agreement for the Nia Impact Solutions Fund with Nia Impact Capital is incorporated by reference to Exhibit (d)(15) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(d)(15)(i)(a)

Investment Advisory Agreement, dated March 1, 2024, for the Westwood Salient Enhanced Midstream Income ETF and Westwood Salient Enhanced Energy Income ETF with Westwood Management Corporation is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(d)(15)(i)(b)	Amended Schedule A, dated November 1, 2025, for the Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF, to the Investment Advisory Agreement with Westwood Management Corporation is filed herewith.

(d)(15)(ii)(a)	Sub-Advisory Agreement for the Westwood Salient Enhanced Midstream Income ETF and Westwood Salient Enhanced Energy Income ETF with Vident Asset Management and Westwood Management Corporation is incorporated by reference to Exhibit (d)(15)(iii) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on June 27, 2024.

(d)(15)(ii)(b)

Amended Schedule A, dated November 1, 2025, for the Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF, to the Sub-Advisory Agreement with Vident Asset Management and Westwood Management Corporation is filed herewith.

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(d)(16)(i)

Investment Advisory Agreement for the Westwood LBRTY International Equity ETF, Westwood LBRTY Global Equity ETF, and Westwood LBRTY Emerging Markets Equity ETF with Westwood Management Corporation is incorporated by reference to Exhibit (d)(17)(i) of Post-Effective Amendment No. 266 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on March 28, 2025.

(d)(16)(ii)	Investment Sub-Advisory Agreement for the Westwood LBRTY International Equity ETF, Westwood LBRTY Global Equity ETF, and Westwood LBRTY Emerging Markets Equity ETF with Vident Asset Management is incorporated by reference to Exhibit (d)(17)(i) of Post-Effective Amendment No. 266 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on March 28, 2025.

(e)(1)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated July 1, 2025, is filed herewith.
(e)(2)	Distribution Agreement with Northern Lights Distributors, LLC, dated July 1, 2025 is filed herewith.
(f)	None

(g)(1)(A)	Custody Agreement with U.S. Bank, dated June 5, 2012, is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(g)(1)(B)	Third Amendment, dated December 31, 2012, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Lyrical U.S. Value Equity Fund is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 5 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 1, 2013.

(g)(1)(C)	Fifth Amendment, dated September 11, 2013, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Wavelength Fund, is incorporated by reference to Exhibit (g)(v) of Post-Effective Amendment No. 13 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2013.

(g)(1)(D)	Seventh Amendment, dated August 26, 2014, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for Blue Current Global Dividend Fund, is incorporated by reference to Exhibit (g)(vii) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(g)(1)(E)	Tenth Amendment, dated April 6, 2015, to the Custody Agreement with U.S. Bank, dated June 5, 2012, for the Wavelength Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 12, 2015.

(g)(1)(F)	Sixteenth Amendment to the Custody Agreement with U.S. Bank, dated May 24, 2017, for Meehan Focus Fund, is incorporated by reference to Exhibit (g)(1)(N) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

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(g)(1)(G)	Seventeenth Amendment to the Custody Agreement with U.S. Bank, dated December 3, 2019 for the Q3 Funds, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(H)	Eighteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Lyrical International Value Equity Fund, is incorporated by reference to Exhibit (g)(1)(J) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(g)(1)(I)	Nineteenth Amendment to the Custody Agreement with U.S. Bank, dated August 20, 2020 for the Evolutionary Tree Innovators Fund, is incorporated by reference to Exhibit (g)(1)(I) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(g)(1)(J)

Twentieth Amendment to the Custody Agreement with U.S. Bank, dated July 27, 2021 for the Westwood Funds is incorporated by reference to Exhibit (9) to the Registrant’s Registration Statement on Form N-14 (File No. 333-180308), filed on August 10, 2021.

(g)(1)(K)

Twenty First Amendment to the Custody Agreement with U.S. Bank, dated October 19, 2021 for the Westwood Funds, is incorporated by reference to Exhibit (g)(1)(K) of Post-Effective Amendment No. 208 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 28, 2022.

(g)(1)(L)

Twenty Second Amendment to the Custody Agreement with U.S. Bank, dated November 17, 2021 for the Westwood MidCap Fund, is incorporated by reference to Exhibit (g)(1)(L) of Post-Effective Amendment No. 208 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on January 28, 2022.

(g)(1)(M)	Twenty Third Amendment to the Custody Agreement with U.S. Bank, for the Nia Impact Solutions Fund, is incorporated by reference to Exhibit (g)(1)(M) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(g)(2)(A)

Custody Agreement with Fifth Third Bank, National Association, dated March 23, 2021, is incorporated by reference to Exhibit (g)(2)(C) of Post-Effect Amendment No. 179 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on April 27, 2021.

(g)(2)(B)(i)

Custody Agreement with Brown Brothers Harriman & Co. (“BBH”) is incorporated by reference to Exhibit (g)(2)(D) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(g)(2)(B)(ii)

Amendment to Custody Agreement with Brown Brothers Harriman Co. for the Q3 All-Season Tactical Advantage ETF, Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF will be filed by Post-Effective Amendment.

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(h)(1)(A)(i)	Master Services Agreement with Ultimus Fund Solutions, LLC dated July 24, 2018, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(A)(ii)

Amended Schedule A, dated February 20, 2025, to the Master Services Agreement is incorporated by reference to Exhibit (h)(1)(A)(ii) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(h)(1)(A)(iii)

Derivatives Risk Management Program Support Services Addendum, dated July 20, 2022, to Master Services Agreement, is incorporated by reference to Exhibit (h)(1)(A)(iii) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(A)(iii)(a)

Amended Derivatives Risk Management Program Support Services Addendum, dated July 31, 2024 to the Master Services Agreement is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(h)(1)(A)(iii)(b)	Amended Schedule A to the Amended Derivatives Risk Management Program Support Services Addendum, dated January 28, 2025 to the Master Services Agreement is filed herewith.
(h)(1)(A)(iv)

Amendment to Master Services Agreement, dated September 1, 2023, is incorporated by reference to Exhibit (h)(1)(A)(iv) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(A)(v)	Tailored Shareholder Report Services Addendum, dated March 13, 2024, to Master Services Agreement, is incorporated by reference to Exhibit (h)(1)(A)(v) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(B)	Fund Accounting Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.v

(h)(1)(C)

Amendment, dated January 23, 2019, to the Fund Administration Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(B) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(1)(D)(i)

ETF Master Services Agreement and Fund Accounting Addendum and Fund Administration Addendum, dated April 21, 2021, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(D)(i) of Post-Effective Amendment No. 236 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 20, 2022.

(h)(1)(D)(ii)	Amendment No. 3 and Amended Schedule A to the ETF Master Services Agreement with Ultimus Fund Solutions, LLC, for the Westwood LBRTY International Equity ETF, Westwood LBRTY Global Equity ETF, and Westwood LBRTY Emerging Markets Equity ETF is incorporated by reference to Exhibit (h)(1)(D)(ii) of Post-Effective Amendment No. 266 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080), filed on March 28, 2025.

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(h)(1)(D)(iii)

Amendment to the ETF Master Services Agreement, dated September 1, 2023, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(D)(iii) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(D)(iv)

Amendment No. 2 to the ETF Master Services Agreement, dated January 16, 2024, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A)(iv) of Post-Effective Amendment No. 254 of Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(D)(v)	Amendment No. 4 to the ETF Master Services Agreement, dated July 22, 2025, with Ultimus Fund Solutions, LLC for the Q3 All-Season Tactical Advantage ETF is incorporated by reference to Exhibit (h)(1)(D)(v) of Post-Effective Amendment No. 269 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 26, 2025.
(h)(1)(D)(vi)

Amendment No. 5 to the ETF Master Services Agreement, dated July 22, 2025, with Ultimus Fund Solutions, LLC for the Westwood Enhanced Alternative Income ETF, Westwood Enhanced Income Opportunity ETF, and Westwood Enhanced Multi-Asset Income ETF is filed herewith.

(h)(1)(D)(vii)(a)

Derivatives Risk Management Program Support Services Addendum to the ETF Master Services Agreement, dated January 16, 2024, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A)(v) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(D)(vii)(b)	Amended Schedule A to the Derivatives Risk Management Program Support Services Addendum, dated October 21, 2025 is filed herewith.
(h)(1)(D)(viii)

Tailored Shareholder Report Services Addendum to the ETF Master Services Agreement, dated March 13, 2024, with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(A)(vi) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N-1A (File No. 333-1803080, filed on June 27, 2024.

(h)(1)(E)	Transfer Agent and Shareholder Services Addendum, dated July 24, 2018 to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(C) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

(h)(1)(F)

Derivatives Risk Management Program Support Services Addendum, dated July 20, 2022, to the Master Services Agreement with Ultimus Fund Solutions, LLC is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(h)(2)(A)(i)	Compliance Consulting Agreement with Northern Lights Compliance Services, LLC, dated July 18, 2023, is incorporated by reference to Exhibit (h)(2)(A)(i) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

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(h)(2)(A)(ii)	Schedules A-1, A-2, A-3, A-4, A-5, A-6, B and C, dated October 21, 2025, to the Consulting Agreement with Northern Lights Compliance Services, LLC is filed herewith.

(h)(3)(A)	Expense Limitation Agreement with Wavelength Capital Management, LLC for Wavelength Fund is incorporated by reference to Exhibit (h)(3)(A) of Post-Effective Amendment No. 212 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 30, 2022.

(h)(3)(B)(i)	Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, dated January 22, 2020, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(6)(B) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(B)(ii)	Amended Schedule A to the Third Amended and Restated Expense Limitation Agreement with Lyrical Asset Management LP, for the Lyrical Funds, is incorporated by reference to Exhibit (h)(3)(B)(ii) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(h)(3)(C)	Expense Limitation Agreement with Edge Capital Group, LLC, dated September 8, 2023, for Blue Current Global Dividend Fund is incorporated by reference to Exhibit (h)(3)(C) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.

(h)(3)(D)	Second Amended and Restated Expense Limitation Agreement with Marshfield Associates, Inc., dated November 1, 2018, for Marshfield Concentrated Opportunity Fund, is incorporated by reference to Exhibit (h)(6)(I) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

(h)(3)(E)	Amended and Restated Expense Limitation Agreement with Hudson Valley Investment Advisors, Inc., dated August 1, 2018, for HVIA Equity Fund, is incorporated by reference to Exhibit (h)(6)(L) of Post-Effective Amendment No. 126 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2018.

(h)(3)(F)	Second Amended and Restated Expense Limitation Agreement with Edgemoor Investment Advisors, Inc., dated November 01, 2018, for Meehan Fund, is incorporated by reference to Exhibit (h)(6)(M) of Post-Effective Amendment No. 132 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2019.

(h)(3)(G)	Expense Limitation Agreement with Adler Asset Management, LLC is incorporated by reference to Exhibit (h)(6)(P) of Post-Effective Amendment No. 125 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on July 31, 2018.

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(h)(3)(H)(i)	Expense Limitation Agreement with Q3 Asset Management Corporation, dated December 1, 2019, for the Q3 Funds is incorporated by reference to Exhibit (h)(6)(N) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(h)(3)(H)(ii)

Amended Schedule A to the Expense Limitation Agreement with Q3 Asset Management Corporation, dated July 31, 2024, is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(h)(3)(I)(i)

Expense Limitation Agreement with Blueprint Fund Management LLC, for the Blueprint Fund is incorporated by reference to Exhibit (h)(6)(O) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(h)(3)(I)(ii)	Expense Limitation Agreement with SCS Capital Management LLC for the Blue Current Global Dividend Fund, dated May 15, 2025, is incorporated by reference to Exhibit (h)(3)(J)(ii) of Post-Effective Amendment No. 267 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 27, 2025.

(h)(3)(J)	Expense Limitation Agreement with Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 166 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 10, 2020.

(h)(3)(K)(i)

Amended and Restated Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(L)(i) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(h)(3)(L)(ii)	Amended Schedule A to the Expense Limitation Agreement with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(m)(ii) of Post-Effective Amendment No. 239 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2023.

(h)(3)(M)(i)

Expense Limitation Agreement with Nia Impact Capital is incorporated by reference to Exhibit (h)(3)(O) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(h)(3)(M)(ii)	Amended Schedule A to the Expense Limitation Agreement with Nia Impact Capital for the Nia Impact Solutions Fund, dated June 17, 2025, is incorporated by reference to Exhibit (h)(3)(N)(ii) of Post-Effective Amendment No. 267 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 27, 2025.

(h)(3)(N)	Expense Limitation Agreement, for the Westwood Global Real Estate Fund, Westwood Real Estate Income Fund, and Westwood Salient MLP & Energy Infrastructure Fund, with Westwood Management Corporation is incorporated by reference to Exhibit (h)(3)(O) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.

(h)(3)(O)	Expense Limitation Agreement, for the Westwood Broadmark Tactical Plus Fund, with Salient Advisors, L.P. is incorporated by reference to Exhibit (h)(3)(P) of Post-Effective Amendment No. 241 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308) filed on April 28, 2023.

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(h)(4)(A)(i)	Administrative Services Plan is incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 143 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27, 2019.

(h)(4)(A)(ii)	Amended Schedule A to the Amended and Restated Administrative Services Plan dated February 20, 2025, is incorporated by reference to Exhibit (h)(4)(A)(ii) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(i)	Opinion and Consent of Counsel is filed herewith.

(j)	Not applicable.
(k)	Not applicable.

(l)	Initial Capital Agreement is incorporated by reference to Exhibit (l) of Post-Effective Amendment No. 2 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 11, 2012.

(m)(1)(A)(i)	Distribution (Rule 12b-1) Plan, dated June 5, 2012, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 25 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 15, 2014.

(m)(1)(A)(ii)	Amended Appendix A, dated February 20, 2025, to the Distribution (12b-1) Plan is incorporated by reference to Exhibit (m)(1)(A)(ii) of Post-Effective Amendment No. 264 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2025.

(n)(1)(A)

Rule 18f-3 Multi-Class Plan, dated June 6, 2013, as amended and restated on August 23, 2022, is incorporated by reference to Exhibit (h)(1)(E) of Post-Effective Amendment No. 229 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 28, 2022.

(n)(1)(B)	Amended Appendix A, dated July 31, 2024, to the Rule 18f-3 Multi-Class Plan, dated June 6, 2013, as amended and restated on August 23, 2022, is incorporated by reference to Exhibit (d)(16)(i) of Post-Effective Amendment No. 260 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080), filed on October 15, 2024.

(o)	Reserved.

(p)(1)	Code of Ethics of the Registrant, dated June 5, 2012, amended April 23, 2018, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 128 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on November 28, 2018.

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(p)(2)	Code of Ethics of Ultimus Fund Distributors, LLC and Northern Lights Distributors, LLC is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 195 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 2, 2021.

(p)(3)	Amended Code of Ethics of Lyrical Asset Management LP, dated October 2015, is incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 108 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2017.

(p)(4)	Amended Code of Ethics of Wavelength Capital Management, LLC, dated September 1, 2016, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 99 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 6, 2017.

(p)(5)	Amended Code of Ethics of Edge Capital Group, LLC (formerly Edge Capital Partners, LLC), dated January 1, 2018, is incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 124 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2018.

(p)(6)	Amended Code of Ethics of Marshfield Associates, Inc., dated January 2024, is incorporated by reference to Exhibit (p)(6)(i) of Post-Effective Amendment No. 256 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 27,2024.

(p)(7)	Code of Ethics of Hudson Valley Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 86 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 20, 2016.

(p)(8)	Code of Ethics of Edgemoor Investment Advisors, Inc. is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 106 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 22, 2017.

(p)(9)	Code of Ethics of Adler Asset Management, LLC is incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 137 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2019.

(p)(10)	Code of Ethics of Q3 Asset Management Corporation is incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 153 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on February 28, 2020.

(p)(11)	Code of Ethics of Blueprint Fund Management LLC is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

(p)(12)	Code of Ethics of Blueprint Investment Partners LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 157 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 31, 2020.

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(p)(13)	Code of Ethics of Evolutionary Tree Capital Management LLC is incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 165 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on September 8, 2020.

(p)(14)

Code of Ethics of Westwood Management Corporation are incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 197 to Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed August 23, 2021.

(p)(15)

Code of Ethics of Nia Impact Capital is incorporated by reference to Exhibit (p)(19) of Post-Effective Amendment No. 216 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on May 10, 2022.

(p)(16)

Code of Ethics of Vident Asset Management is incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 254 of Registrant’s Registration Statement on Form N1-A (File No. 333-1803080, filed on June 27, 2024.

(q)(1)(A)(i)	Powers of Attorney for Janine L. Cohen, Jacqueline A. Williams, and Clifford Schireson are incorporated by reference to Exhibit (q)(1)(A)(i) of Post-Effective Amendment No. 242 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on June 28, 2023.
(q)(1)(A)(ii)	Power of Attorney for Robert E. Morrison is incorporated by reference to Exhibit (q)(1)(A)(ii) of Post-Effective Amendment No. 245 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on December 15, 2023.
(q)(1)(A)(iii)	Power of Attorney for Keith Shintani is incorporated by reference to Exhibit (q)(1)(A)(ii) of Post-Effective Amendment No. 251 of Registrant’s Registration Statement on Form N-1A (File No. 333-180308), filed on March 7, 2024.

Item 29.	Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification

Article VI of the Registrant’s Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc.

Subject to and except as otherwise provided in the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened,

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while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 6.5 Advances of Expenses. The Trust shall advance attorneys’ fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, as amended, and Ohio Revised Code Chapter 1707, as amended. In the event any of these Federal laws conflict with Ohio Revised Code Section 1701.13I, as amended, these Federal laws, and not Ohio Revised Code Section 1701.13I, shall govern.

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

The Investment Advisory Agreements with Lyrical Asset Management LP, Wavelength Capital Management, LLC, SCS Capital Management, LLC, Marshfield Associates, Inc., Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.), Edgemoor Investment Advisors, Inc., Adler Asset Management, LLC, Q3 Asset Management Corporation, Blueprint Fund Management LLC, Evolutionary Tree Capital Management LLC, Nia Impact Capital, Salient Advisors, L.P., and Westwood Corporation Corp. (the “Advisers”) and the Investment Sub-Advisory Agreement with Blueprint Investment Partners LLC, Broadmark Asset Management LLC, and Vident Asset Management (the “Sub-Advisers”) provide that the Advisers and Sub-Advisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the performance of their duties, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its duties and obligations thereunder.

The Distribution Agreements with Ultimus Fund Distributors, LLC (the “UFD”) and the Distribution Agreement with Northern Lights Distributors, LLC (“NLD” and, collectively with UFD, the “Distributors”) provide that the Distributors, their directors, officers, employees, shareholders and control

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persons shall not be liable for any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreements relate, except a loss resulting from the failure of either Distributors or any such other person to comply with applicable law or the terms of the Agreements, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of Distributor’s duties or from the reckless disregard by any of such persons of Distributors’ obligations and duties under the Distribution Agreements.

The Distribution Agreements with the Distributors further also provides that the Distributors agree to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a Trustee, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributors or any agent or employee of the Distributors or any other person for whose acts as Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust; (ii) Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares; and (iii) Distributors’ failure to comply with applicable laws and the Rules of FINRA.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Trustees and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Advisers

With respect to information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of each adviser and sub-adviser, reference is hereby made to the current Form ADVs of each adviser and sub-adviser filed under the Investment Advisers Act of 1940, incorporated herein by reference and the CRD and file numbers of which are as follows:

Adler Asset Management, LLC CRD No. 293512 SEC File No. 801-113287	Salient Advisors, L.P. CRD No. 122833 SEC File No. 801-61449

Blueprint Fund Management LLC CRD No. 306419 SEC File No. 801-117790	Wavelength Capital Management, LLC CRD No. 167725 SEC File No. 801-78192

Blueprint Investment Partners LLC CRD No. 170196 SEC File No. 801-108069	Westwood Management Corp CRD No. 110269 SEC File No. 801-18727

SCS Capital Management LLC CRD No. 122258 SEC File No. 801-61448	Lyrical Asset Management LP CRD No. 148267 SEC File No. 801-71099

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Edgemoor Investment Advisors, Inc. CRD No. 109104 SEC File No. 801-56945	Marshfield Associates, Inc. CRD No. 150614 SEC File No. 801-70275
Evolutionary Tree Capital Management LLC CRD No. 291127 SEC File No. 801-119228	Nia Impact Capital CRD No. 286587 SEC File No. 801-117120

Orange Investment Advisors, Inc. (formerly named Hudson Valley Investment Advisors, Inc.) CRD No. 107387 SEC File No. 801-48913	Q3 Asset Management Corporation CRD No. 1378398 SEC File No. 801-77461

Broadmark Asset Management CRD No. 109422 SEC File No. 801-94129	Vident Asset Management CRD No. 286622 SEC File No. 801-114538

Item 32.	Principal Underwriters

(a)(i)	UFD acts as the principal underwriter for the following other open-end investment companies:

Axxes Private Markets Fund	James Advantage Funds
Bruce Fund, Inc.	Johnson Mutual Funds
Beacon Pointe Multi-Alternative Fund	Lind Capital Partners Municipal Credit Income Fund
Booster Income Opportunities Launch	Johnson Mutual Funds
Caldwell & Orkin Funds Inc.	MidBridge Private Markets Fund
Capitol Series Trust	MSS Series Trust
Cantor Select Portfolios Trust	New Age Alpha Funds Trust
Cantor Fitzgerald Infrastructure Fund	New Age Alpha Variable Funds Trust
CAZ Strategic Opportunities Fund	Oak Associates Funds
Centaur Mutual Funds Trust	OneAscent Capital Opportunities Fund
Conestoga Funds	ONEFUND Trust
CM Advisors Family of Funds	Papp Investment Trust
Chesapeake Investment Trust	Peachtree Alternative Strategies Fund
Commonwealth International Series Trust	Private Debt & Income Fund
Connors Fund	Schwartz Investment Trust
Copley Fund Inc.	Segall Bryant & Hamill Trust
Cross Shore Discovery Fund	Unified Series Trust
Cutler Trust	Ultimus Managers Trust
Dynamic Alternatives Fund	Valued Advisers Trust
Eubel Brady & Suttman Mutual Fund Trust Exchange Place Advisors Trust	VELA Funds
Fairway Private Equity & Venture Capital Opportunities Fund	Volumetric Fund
Flat Rock Enhanced Income Fund	Waycross Independent Trust
Flat Rock Core Income Fund	Williamsburg Investment Trust
Flat Rock Opportunity Fund	Yorktown Funds
HC Capital Trust	XD Fund Trust
Hussman Investment Trust	WesMark Funds
Investment House Funds	83 Investment Group Income Fund

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(a)(ii)	NLD acts as the principal underwriter for the following other open-end investment companies:

Atlas U.S. Tactical Income Fund, Inc.	Northern Lights Fund Trust
Atlas U.S Government Money Market Fund, Inc.	Northern Lights Fund Trust II
Boyar Value Fund, Inc.	Northern Lights Fund Trust III
Capitol Series Trust	Northern Lights Fund Trust IV
CIM Real Assets & Credit Fund	Northern Lights Variable Trust
Copeland Trust	OCM Mutual Fund
DGI Investment Trust	Princeton Everest Fund
Grandeur Peak Global Trust	Rayliant Trust
Humankind Benefit Corporation	Segall Bryant & Hamill Trust
Miller Investment Trust	Texas Capital Funds Trust
Mutual Fund Series Trust	Two Roads Shared Trust
Mutual Fund and Variable Insurance Trust	Ultimus Managers Trust
Tributary Funds, Inc.	Unified Series Trust
The Saratoga Advantage Trust	Valued Advisers Trust
The North Country Funds	Zacks Trust
THOR Financial Technologies Trust

(b)(i)	Directors, officers, or partners of UFD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Vice President, Chief Compliance Officer, Financial Operations Principal, and Anti-Money Laundering Compliance Officer	None
Douglas K. Jones	Vice President	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of UFD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(b)(ii) Directors, officers, or partners of NLD:

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Stephen L. Preston	Treasurer, Financial Operations Principal, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	None
Bill Strait	Secretary/General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None

The address of NLD and each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Not applicable.

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Item 33.	Location of Accounts and Records

Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator or investment advisers:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

Adler Asset Management, LLC

600 Third Avenue, Suite 226

New York, New York 10016

Blueprint Fund Management LLC

1250 Revolution Mill Drive, Suite 150

Greensboro, NC 27405

Blueprint Investment Partners

1250 Revolution Mill Dr., Suite 150

Greensboro, North Carolina 27405

SCS Capital Management LLC

3333 Riverwood Parkway, Suite 350

Atlanta, Georgia 30339

Edgemoor Investment Advisors, Inc.

7250 Woodmont Avenue, Suite 315

Bethesda, Maryland 20814

Evolutionary Tree Capital Management LLC

1199 N. Fairfax Street, Suite 801

Alexandria, Virginia 22314

Broadmark Asset Management

1808 Wedemeyer Street, Suite 210

San Francisco, California 94129

Orange Investment Advisors, Inc.
(formerly named Hudson Valley
Investment Advisors, Inc.)

117 Grand Street, Suite 201

Goshen, New York 10924

Lyrical Asset Management LP

250 West 55th Street, 37th Floor

New York, New York 10022

Marshfield Associates, Inc.

21 Dupont Circle NW, Suite 500

Washington, District of Columbia 20036

Nia Impact Capital

4900 Shattuck Avenue, #3648

Oakland, California 94609

Q3 Asset Management Corporation

2175 Cole Street

Birmingham, Michigan 48009

Salient Advisors, L.P.

4265 San Felipe, 8th Floor

Houston, Texas 77027

Wavelength Capital Management, LLC

545 Madison Avenue, 16th Floor

New York, New York 10022

Westwood Management Corp

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Vident Asset Management

1125 Sanctuary Parkway, Suite 515

Alpharetta, Georgia 30009

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Certain records, including records relating to the possession of Registrant’s securities, may be maintained at the offices of Registrant’s custodians:

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, Massachusetts 02110

Fifth Third Bank, National Association

Fountain Square Plaza

Cincinnati, Ohio 45263

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Item 34.	Management Services Not Discussed in Parts A or B

Not applicable

Item 35.	Undertakings

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registrant’s Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registrant’s Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in Cincinnati, Ohio on December 8, 2025.

ULTIMUS MANAGERS TRUST

By:	/s/ Todd E. Heim
Todd E. Heim
President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Date

*	December 8, 2025
Keith Shintani, Trustee

*	December 8, 2025
Janine L. Cohen, Trustee		By:	/s/ Karen Jacoppo-Wood
Karen Jacoppo-Wood
*	December 8, 2025		Attorney-in-fact*
Jacqueline A. Williams, Trustee			December 8, 2025

*	December 8, 2025
Clifford N. Schireson, Trustee

*	December 8, 2025
Robert E. Morrison, Trustee

/s/ Todd E. Heim	December 8, 2025
Todd E. Heim, President

/s/ Daniel Bauer	December 8, 2025
Daniel Bauer, Treasurer/Controller/Principal Financial Officer

EXHIBITS

(d)(15)(i)(b)	Amended Schedule A, dated November 1, 2025, to the Investment Advisory Agreement with Westwood Management Corporation
(d)(15)(ii)(b)	Amended Schedule A, dated November 1, 2025, to the Sub-Advisory Agreement with Vident Asset Management and Westwood Management Corporation
(e)(1)	Distribution Agreement with Ultimus Fund Distributors, LLC, dated July 1, 2025
(e)(2)	Distribution Agreement with Northern Lights Distributors, LLC, dated July 1, 2025
(h)(1)(A)(iii)(b)	Amended Schedule A to the Amended Derivatives Risk Management Program Support Services Addendum to the Master Services Agreement, dated January 28, 2025
(h)(1)(D)(vi)	Amendment No. 5 to the ETF Master Services Agreement, dated October 21, 2025, with Ultimus Fund Solutions, LLC
(h)(1)(D)(vii)(b)	Amended Schedule A to the Derivatives Risk Management Program Support Services Addendum, to the ETF Master Services Agreement, dated October 21, 2025
(h)(2)(A)(ii)	Amended Schedules to the Consulting Agreement with Northern Lights Compliance Services, LLC dated October 21, 2025
(i)	Opinion and Consent of Counsel